UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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BAR HARBOR BANKSHARES
(Name of Registrant as Specified In Its Charter)

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April 15, 2019

Dear Shareholders:

I invite you to join me, our Board of Directors, our senior management team and your fellow shareholders at our 2019 Annual Meeting of Shareholders to be held at 11:00 a.m. EDT on Tuesday, May 21, 2019, at the Bar Harbor Club located at 111 West Street in Bar Harbor, Maine. Our Notice of Annual Meeting, proxy statement and proxy card are enclosed together with the Company's 2018 Summary Annual Report and Annual Report on Form 10-K.

The accompanying Notice of Annual Meeting of Shareholders describes matters to be addressed at the Annual Meeting. Your vote is important and your prompt attention to these materials is greatly appreciated. Regardless of whether you plan to attend the annual meeting, we hope you will vote as soon as possible. We encourage you to carefully read the proxy statement. You may vote by telephone or over the internet, or by completing, signing, dating and returning the enclosed proxy card or voting instruction card if you requested and received printed proxy materials. Shareholders who attend the Annual Meeting may withdraw their proxy and vote in person if they wish to do so.

During the Annual Meeting, shareholders will be asked to elect the entire Board of Directors and to approve the Bar Harbor Bankshares 2019 Equity Plan. We also will be asking shareholders to approve and to ratify the appointment of RSM US LLP as our independent auditor for 2019 and to approve, by an advisory vote, our 2018 executive compensation as disclosed in the Proxy Statement for the Annual Meeting. These matters are important, and we urge you to vote in favor of the election of each of the director nominees, the approval of the Bar Harbor Bankshares 2019 Equity Plan, the ratification of the appointment of our independent auditor and the approval of our 2018 executive compensation.

Following the formal items of business, our senior management team will report on the operations and activities of Bar Harbor Bankshares and Bar Harbor Bank & Trust. A reception for all attendees will be held after the Annual Meeting.

We look forward to seeing you on May 21, 2019.

Sincerely,

CURTIS C. SIMARD
President and
Chief Executive Officer

Enclosures

Bar Harbor Bankshares    •    82 Main Street     •    P.O. Box 400     •    Bar Harbor, Maine 04609     •    207-288-3314

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 21, 2019

TIME & DATE:	11:00 a.m., Eastern Time, May 21, 2019
PLACE:	Bar Harbor Club, 111 West Street, Bar Harbor, Maine

ITEMS OF BUSINESS:

1.
Election of the following nominees as Directors:

Daina H. Belair	Brendan J. O'Halloran
Matthew L. Caras	Curtis C. Simard
David M. Colter	Kenneth E. Smith
Steven H. Dimick	Stephen R. Theroux
Martha T. Dudman	Scott G. Toothaker
Lauri E. Fernald	David B. Woodside
2.
Approval of the Bar Harbor Bankshares 2019 Equity Plan

3.
Ratification of the appointment of RSM US LLP as our independent registered public accounting firm for the year ending December 31, 2019

4.
Approval of a non-binding, advisory resolution on the compensation of the Named Executive Officers ("Say on Pay")

RECORD DATE:

You must be a shareholder of record as of the close of business on March 25, 2019 to attend and vote at the Annual Meeting of Shareholders and any adjournment thereof. On the record date, there were approximately 1,604 holders of record of our common stock and 15,523,628 shares of our common stock outstanding, excluding treasury shares.

PROXY VOTING:

You may vote your shares in one of the following ways: 1) in person at the Annual Meeting; 2) by telephone at 1-800-690-6903; 3) over the internet at WWW.PROXYVOTE.COM; or 4) by mailing your completed proxy to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If your shares are held in "street name" with a broker or similar party, you have a right to direct that organization on how to vote the shares held in your account. You will need to contact your broker to determine whether you will be able to vote using one of these alternative methods.

Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares by completing and returning the proxy card as promptly as possible, or by voting by telephone or over the internet, prior to the Annual Meeting to ensure that your shares will be represented at the Annual Meeting. Submitting a proxy or voting instruction will not prevent you from attending the Annual Meeting and voting in person. You may revoke your proxy at any time before the final vote at the Annual Meeting. If you are a shareholder of record, you may revoke your proxy in any one of the following ways:

  •
  filing a written revocation of the proxy with our Corporate Clerk
  •
  entering a new vote over the internet or by telephone
  •
  attending the Annual Meeting and voting in person
  •
  submitting another signed proxy bearing a later date

ANNUAL MEETING ADMISSION:

For security reasons, a picture identification will be required if you attend the Annual Meeting. If your shares are not registered in your name, appropriate documentation from the shareholder of record is required to vote at the Annual Meeting. Examples include a broker's statement, letter or other document that confirms your beneficial ownership of the shares. If shares are held by your broker, bank or another party as a nominee or agent, you should follow the instructions provided by that party. We may refuse admission to anyone who is not a shareholder or does not comply with these requirements.

A list of shareholders entitled to vote at the Annual Meeting will be available for inspection by any shareholder of Bar Harbor Bankshares following the record date and will remain available for inspection throughout the Annual Meeting or any adjournment.

By Order of the Board of Directors

Caitlin Dunston, Corporate Clerk
April 15, 2019

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on May 21, 2019: This proxy statement and our Annual Report are available free of charge on our website www.bhbt.com under the Shareholder Relations section.

Bar Harbor Bankshares    •    82 Main Street     •    P.O. Box 400     •    Bar Harbor, Maine 04609     •    207-288-3314

Proxy Summary

PROXY STATEMENT
2019 ANNUAL MEETING OF SHAREHOLDERS

This summary highlights certain information contained elsewhere in our proxy statement. This summary does not contain all of the information you should consider. You should read the entire proxy statement carefully before voting.

ANNUAL MEETING OF SHAREHOLDERS

Time and date:	11:00 a.m., Eastern Time, on May 21, 2019
Place:	Bar Harbor Club, 111 West Street, Bar Harbor, Maine 04609.
Record date:	March 25, 2019
How to vote:
You may vote in person at the Annual Meeting, by telephone at 1-800-690-6903, over the internet at WWW.PROXYVOTE.COM, or by mail addressed to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717
Votes	Shareholders as of the record date will be entitled to one vote at the Annual Meeting for each of the outstanding shares of common stock held of record as of the record date.
Common shares outstanding as of record date:	15,523,628 shares

VOTING MATTERS

2019 PROXY STATEMENT	Page 1

PROXY SUMMARY

The Notice of Annual Meeting, proxy statement, and proxy card were first mailed to the Company's shareholders on or about April 15, 2019 to solicit proxies for the Annual Meeting.

In the absence of specific instructions to the contrary, shares represented by properly executed proxies received by the Company, including unmarked proxies, will be voted "FOR" each of the director-nominees identified in Proposal 1 and "FOR" Proposals 2, 3, and 4. Except for procedural matters incidental to the Annual Meeting, the Board does not know of any matters other than those described above that are to come before the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the proxy will vote the shares represented by such proxy on such matters as determined by a majority of the Board.

SOLICITATION OF PROXIES

The Company bears the entire cost of soliciting proxies. In addition, we will request that banks, brokers and other holders of record send the Notice of the Annual Meeting to the beneficial owners of Bar Harbor Bankshares common stock and secure their voting instructions, if necessary. The Company has engaged Alliance Advisors to assist in the solicitation of the proxies for a fee of $7,000 plus reimbursement of customary expenses.

VOTING PROCEDURES AND METHOD OF COUNTING VOTES

Quorum Requirements

The presence at the Annual Meeting, either in person or by proxy, of the holders of not less than a majority of the shares entitled to vote at any meeting will constitute a quorum. If there is no quorum, the holders of a majority of shares present at the Annual Meeting in person or represented by proxy may adjourn the Annual Meeting to another date.

Voting Rights

Each share is entitled to cast one vote for each matter to be voted on at the Annual Meeting. Cumulative voting is not permitted.

Broker Non-Votes

A broker non-vote occurs when a broker or other nominee holder, such as a bank, submits a proxy representing shares that another person actually owns. Specifically, that person has not provided voting instructions to the broker or other nominee holder. Brokers who hold their customers' shares in "street name," under the applicable rules of the NYSE American and other self-regulatory organizations of which the brokers are members, may sign and submit proxies for these shares and may vote these shares on routine matters, which typically include the ratification of the appointment of our independent registered public accounting firm.

Votes Required for Election or Approval

  Proposal 1: Election of Directors

Each director will be elected by a plurality of the votes cast at the Annual Meeting by shareholders present at the meeting or represented by proxy and entitled to vote, where a plurality of the votes cast means that individuals who receive the largest number of "for" votes will be elected as directors. Abstentions will not count as votes cast and will have no effect on the vote. Brokers do not have discretionary authority to vote shares on this proposal without direction from the beneficial owner, and broker non-votes therefore will have no effect on the vote.

  Proposal 2: Approval of 2019 Equity Plan

The Bar Harbor Bankshares 2019 Equity Plan will be approved by a majority of the votes cast at the Annual Meeting by the shareholders present at the meeting or represented by proxy and entitled to vote. An abstention will count as a vote cast and therefore will have the same effect as a vote against the proposal. Brokers do not have discretionary authority to vote shares on this proposal without direction from the beneficial owner, and broker non-votes therefore will have no effect on the vote.

  Proposal 3: Ratification of 2019 Independent Auditor

The ratification of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019 must be approved by a majority of the votes cast at the Annual Meeting by the shareholders present at the meeting or represented by proxy and entitled to vote. Abstentions will not count as votes cast and will have no effect on the vote. Because this proposal is considered a routine matter, discretionary votes by brokers will be counted.

  Proposal 4: Say on Pay

The advisory vote to approve our 2018 executive compensation must be approved by a majority of the votes cast at the Annual Meeting by the shareholders present at the meeting or represented by proxy and entitled to vote. Abstentions will not count as votes cast and will have no effect on the vote. Brokers do not have discretionary authority to vote shares on this proposal without direction from the beneficial owner, and broker non-votes therefore will have no effect on the vote.

Page 2	2019 PROXY STATEMENT

CORPORATE GOVERNANCE

Corporate Governance

Board of Directors

We are committed to objective, independent leadership for our Board and each of its committees. Our Board believes the active, objective, independent oversight of management is central to effective Board governance, to serving the best interests of our Company and our stockholders, and to executing our strategic objectives and creating long-term shareholder value.

Specifically, our Board has adopted rigorous governance practices and procedures focused on our corporate growth. To maintain and enhance its independent oversight, our Board has implemented measures to further enrich Board composition, leadership and effectiveness. These measures align our corporate governance structure with achieving our strategic objectives and enables our Board to effectively communicate and oversee our culture of compliance and in-depth risk management. Our Board frequently discusses business and other matters with the senior management team and principal advisors such as our legal counsel, auditors, consultants and financial advisors.

The Board held a total of 13 regular meetings, one strategic planning meeting, as well as our quarterly measurement against strategic objectives meetings, and one annual meeting during 2018. Each director attended at least 91% of the total number of board and applicable committee meetings held in 2018. We do not have a formal policy requiring Board members to attend our annual meetings of shareholders, however we strongly encourage them to do so. All Board members attended the 2018 Annual Meeting.

Board Leadership Structure

The position of Chairman of the Board is held by Mr. Woodside. Mr. Simard serves as President and Chief Executive Officer. This leadership structure allows Mr. Simard to focus on the Company operations and business strategy, while Mr. Woodside provides independent leadership for the Board together with an appropriate level of management oversight, sets the agenda for meetings, and enables other directors to raise issues and concerns for Board consideration.

The Board leadership structure is guided by our Governance Committee which nominates individuals to serve as members of the Board, including management directors. The Governance Committee is keenly focused on the character, integrity, diversity and qualifications of its members, as well as its leadership structure and composition. The Board has concluded that our current leadership structure is appropriate at this time. However, the Board will continue to periodically review its leadership structure and may make such changes in the future as it deems appropriate.

All director-nominees are considered "independent directors" under the corporate governance standards set forth in the NYSE American Company Guide (the "NYSE American Rules"), except for Mr. Simard, our President and Chief Executive Officer. The Chairman of the Board is considered an "independent director." Mr. Simard does not serve as a Chair of any Board committee, nor is he a member of the Governance, Compensation and Human Resources, or Audit Committees. Our Governance Committee nominates persons to serve in the Chairman's role for election by the entire Board. The independent directors meet regularly in executive session immediately after Board meetings to ensure board independence and oversight of organizational activities. The Board held 12 executive sessions of Board meetings during 2018.

Our Audit Committee meets quarterly and receives reports from our independent registered public accounting firm, the independent loan review consultants, and the internal audit function of Bar Harbor Bankshares. The internal auditor conducts an annual risk-based audit program and provides audit findings quarterly to the Audit Committee.

Risk Oversight

Our Board recognizes the importance of maintaining the trust and confidence of the Company's customers, clients and employees. Specifically, independent of oversight of key risks facing our Company, the Board devotes significant time and attention to data and systems protection, including cybersecurity and information security risks. Our Board monitors and manages risks through the activities of select Board committees and in conjunction with Company management, internal audit, our independent registered public accounting firm, and other specialized independent advisors. Specialized audits include Information Technology and Security, Bank Secrecy Act, Loan Review, and Trust Operations. The Board regularly discusses risk management with senior management during meetings.

Board Risk Committee

The Board Risk Committee is presently composed of the following directors: Caras, Fernald, O'Halloran, Simard, Smith, Theroux, Toothaker, and Woodside. Mr. Caras serves as Chairman. Committee members are appointed by the Board and provide oversight of the following Company functions: 1) risk governance structure; 2) risk management, risk assessment guidelines, policies regarding market, credit, operational, liquidity, funding, reputational, compliance, and franchise risk, as well as other risks as necessary to fulfill the Committee's duties and responsibilities; 3) risk appetite and tolerance; and 4) capital, liquidity, and funding in coordination with the Asset/Liability Management Committee of our subsidiary, Bar Harbor Bank & Trust (the "Bank" or "BHBT").

2019 PROXY STATEMENT	Page 3

CORPORATE GOVERNANCE

The Company's risk profile includes, but is not limited to, internal controls over financial reporting, credit risk, interest rate risk, liquidity risk, operational risk, cybersecurity risk, compensation risk, reputational risk, and compliance risk.

The Board Risk Committee meets at least monthly and receives regular presentations and reports throughout the year on cybersecurity and information security risk from management. These presentations and reports address a broad range of topics including updates on technology trends, regulatory developments, legal issues, policies and practices, the threat of environment and vulnerability assessments, and specific and ongoing efforts to prevent, detect, and respond to internal and external critical threats.

In addition, the Board Risk Committee reviews and discusses on a quarterly basis Bar Harbor Bank and Trust's bank-wide risk assessment. The resulting risk assessment is aggregated, shared and discussed with the Board at least annually. In addition to monthly Board reports, our Board receives real-time reports from our Chief Risk Officer on key developments across the industry, as well as specific information about peers, vendors, and other significant incidents. In 2018, the Committee held a total of 17 meetings. Our information security programs enable us to monitor and promptly respond to threats and incidents, and innovate and adopt new technologies, as appropriate. The Board Risk Committee shares the Company's goal that each employee be responsible for information security, data security, and proven cybersecurity practices.

The Board Risk Committee also sets loan policy, establishes credit authorities, and approves or ratifies all extensions of credit to borrowers with loan relationships over $5 million, and regularly reviews credit trends, delinquencies, non-performing loans, charged-off loans, and management's quarterly assessment of the adequacy of the Loan Loss reserve. The Board Risk Committee, in conjunction with the Audit Committee, reviews reports prepared by an independent loan review firm, as well as those issued by the Company's Internal Audit to assist in their on-going assessment of credit risk.

Compensation and Human Resources Committee

Our Board manages director and officer compensation, including but not limited to, incentive compensation risk, through its Compensation and Human Resources Committee. This Committee has engaged Pearl Meyer & Partners, LLC ("Pearl Meyer"), an independent compensation consultant, to provide both competitive market data and research into compensation best practices to guide the decisions of the Committee. The Committee reviews compensation matters with the assistance of the Company's Board Risk Committee. These results are reviewed by the Board to ensure incentive plans for senior management officers and others discourage excessive risk-taking.

Page 4	2019 PROXY STATEMENT

CORPORATE GOVERNANCE

Board Committees

Our Board has five standing committees—Executive, Audit, Compensation and Human Resources, Governance, and Board Risk. Charters describing the responsibilities of the Audit, Compensation and Human Resources, and Governance Committees can be found on our website at www.bhbt.com under the Shareholder Relations section. The Board Risk Committee is discussed on page 3.

Our Board committees regularly make recommendations and report on their activities to the full Board. Each committee may obtain advice from internal or external financial, legal, accounting, or other advisors at their discretion. Our Board, considering the recommendations of our Governance Committee, reviews our committee charters and committee membership at least annually. The duties of our Board committees are summarized below.

Executive Board
Key Responsibilities

•

Exercises all the powers of the Board relating to the ordinary operations of business when the Board is not in session, subject to any specific vote of the Board

•

Appointed by the Board after the Annual Meeting of Shareholders

Members Caras, Dudman, Fernald, Simard, Smith, Toothaker and Woodside (Chair)

2018 Meetings: 1

Audit
Key Responsibilities

•

Oversees qualifications, appointment, performance, compensation, and independence of our independent registered public accounting firm

•

Assists the Board in fulfilling its oversight responsibilities with respect to 1) the financial information to be provided to shareholders and the SEC, 2) the review of quarterly financial statements, 3) the system of financial reporting controls management as established, and 4) the internal audit, external audit, and loan review processes

•

Oversees compliance with legal and regulatory requirements

•

Makes inquiries of management to assess the scope and resources necessary for the corporate audit function to execute its responsibilities

Independence/Qualifications

•

All committee members are independent under the NYSE American listing requirements and Rule 10A-3(b)(1) under the Exchange Act

•

All committee members are financially literate in accordance with the NYSE American listing standards

•

All committee members are qualified as Audit Committee financial experts under SEC rules

Members Belair, Caras, Colter, Ensign*, O'Halloran and Toothaker (Chair).
2018 Meetings: 4
* Ensign is not standing for re-election at the Annual Meeting.
See Appendix A for the Report of the Audit Committee.

2019 PROXY STATEMENT	Page 5

CORPORATE GOVERNANCE

Compensation and Human Resources
Key Responsibilities

•

Oversees establishing, maintaining, and administering all compensation programs and employee benefit plans

•

Approves and recommends the CEO's compensation to the Board for further approval by all independent directors, and reviews and approves all other executive officer compensation

•

Recommends director compensation for Board approval

•

Reviews and approves the terms of any employment agreements, severance agreements, change in control protections and any other compensatory arrangements for the CEO, officers and other senior management

•

Reviews human capital management practices

•

Prepares and reviews its report on executive compensation to be included in our proxy statement or annual report

Independence/Qualifications

•

All committee members are independent under the NYSE American listing standards

•

Heightened independence requirements (same as those applicable to Audit Committee members under SEC rules)

Members Cashman*, Colter, Dimick, Dudman, Fernald, Woodside, and Smith (Chair)

2018 Meetings: 8

Further information regarding the Compensation and Human Resources Committee can be found in this proxy statement beginning under the caption "Role of the Compensation and Human Resources Committee" on page 27.

* Mr. Cashman retired in May, 2018

Governance
Key Responsibilities

•

Oversees the Board's governance processes

•

Screens director candidates, recommending nominees to the full Board (including the slate of returning directors) to be elected each year

•

Identifies and reviews the qualifications of potential Board members; recommends nominees for election to the Board

•

Recommends the size and composition of the Board

•

Recommends committee structure and membership

•

Sponsors new director orientation and education

•

Reviews and assesses stockholder input and our stockholder engagement process

Independence/Qualifications

•

All committee members are independent under the NYSE American listing standards

Members Belair, Cashman*, Caras, Dimick, Woodside and Fernald (Chair)

2018 Meetings: 5

* Mr. Cashman retired in May, 2018

Compensation and Human Resources Committee Interlocks and Insider Participation

No Named Executive Officer ("NEO") serves as a member of a Compensation and Human Resources Committee of any other company that has an executive officer serving as a member of the Board. No NEO serves as a member of the board of directors of any other company that has an executive officer serving as a member of the Compensation and Human Resources Committee.

Risk Management Committee

Risk assessment and risk management are the responsibility of the Company's senior management team. The Risk Management Committee's responsibility is one of oversight and review. Oversight is, in part, conducted through the established Enterprise Risk Management Program (the "ERM") and is administered by the Bank's Chief Operating Officer and Chief Risk Officer. As part of the ERM, information from the Bank's lines of business is regularly collected and analyzed to identify, monitor, track, and report various risks within the Company.

Page 6	2019 PROXY STATEMENT

CORPORATE GOVERNANCE

RISK MANAGEMENT COMMITTEE Key Responsibilities
Reviews and recommends for approval risk mitigation strategies, risk acceptance, ongoing assessment of the adequacy and effectiveness of internal controls, and oversight of any risk mitigation plans	Ensures an appropriate balance between business development objectives, risk tolerances, cost of internal control, operational efficiency, regulatory requirements and customer experience	Ensures continued development of a comprehensive approach to risk assessment and management, oversees the refinement of policies and procedures as required, reviews the overall assessment of risk and related control activities, monitors the direction of risk, reviews and monitors corrective action plans and periodically reports results of the Board

Other Risk Oversight Committees

To assist the Board in fulfilling its risk management responsibilities, a network of management oversight committees has been established. These oversight committees have the delegated authority and specific duties to execute the Company's risk management policy. Specifically, these committees are responsible for the ongoing identification, measurement, monitoring, and management of risk.

The Asset Liability Management Committee (the "ALCO") is responsible for the management of interest rate risk, liquidity risk, market risk, and capital adequacy levels of the Company, as well as developing strategies governing the effective management of the Company's balance sheet and income statement.

The Management Loan Committee (the "MLC") oversees the management of credit risk related to the lending portfolio of the Bank and associated activities, including credit quality, loan production, credit delivery activities, credit policies, problem loan management, and the collection processes. The MLC meets regularly and can approve aggregate loan exposure for borrowers up to or above $5 million.

The Company's Information Technology & Operations Committee (the "ITOC") is responsible for developing and implementing the technology and operations strategies of the Company and its subsidiaries. The ITOC manages the implementation of operational risk management practices, including the development of internal policies, procedures and risk tolerance guidelines, assures the quality and performance of the Bank's project management practices, and ensures the organization's operational objectives are achieved in a safe and sound manner.

We believe our risk management activities and detailed reports provide clear and concise information to our senior management team and the Board to properly and adequately evaluate the Company's compliance with its risk management programs and policies.

2019 PROXY STATEMENT	Page 7

GOVERNANCE PROCEDURES AND RELATED MATTERS

Governance Procedures and Related Matters

Code of Conduct and Business Ethics

Our Code of Conduct and Business Ethics ("Code of Conduct") applies to all directors, executive officers, employees, contractors and consultants, and articulates our philosophy regarding ethical conduct in the workplace. This Code of Conduct establishes standards for behavior, including standards with respect to compliance with laws and regulations, actual or potential conflicts of interest, fairness, insider trading, use of the Company's or customer information, and public and financial disclosure. Also, we have adopted a Code of Ethics for Senior Financial Officers that supplements the more general Code of Conduct and conforms to the requirements of the Sarbanes-Oxley Act of 2002 and NYSE American listing standards. Any substantive changes in or waivers of the Code of Conduct granted to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, will be disclosed within four (4) business days by posting such information on our website. In the case of a waiver of our Code of Conduct for any executive officer or director, the required disclosure also will be made available on our website within four (4) business days of the date of such waiver. Both the Code of Conduct and the Code of Ethics for Senior Financial Officers are available on our website at https://www.bhbt.com/codes-and-charters.

Securities and Insider Trading Policy

We maintain a Securities and Insider Trading Policy that applies to all of our directors, executive officers, employees, contractors and consultants. The policy is designed to prevent insider trading, allegations of insider trading, and to protect our reputation, integrity and ethical conduct. A copy of our Securities and Insider Trading Policy is available on our website at https://www.bhbt.com/codes-and-charters.

Prohibition on Hedging

Our Insider Trading Policy prohibits directors, executive officers, employees, contractors and consultants from engaging in any hedging activity involving our securities.

Board Independence and Qualifications

Under the NYSE American corporate governance standards, set out in the NYSE American Rules, a majority of the Board must be "independent directors" as defined in Section 803A of the NYSE American Rules. According to Section 803A, "independent director" means a person other than an executive officer or employee of the Company. In addition, to qualify as an "independent director," the Board must affirmatively determine that the director does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board has determined that all of the named director-nominees listed in this proxy statement meet the applicable independence standards except for Mr. Simard, our President and Chief Executive Officer. Mr. Simard is not a member of the Audit, Compensation and Human Resources, or Governance Committees.

As noted, the Governance Committee identifies nominees to serve as directors of the Company primarily by accepting and considering the suggestions and nominee recommendations made by directors, management and shareholders. To date, the Governance Committee has not engaged any third parties to assist in identifying candidates for the Board. The Governance Committee considers a potential candidate's background, business and professional experience, demonstrated business acumen (including any requisite financial expertise or other special qualifications), ethical character, current employment, the ability to exercise sound business judgment, and a commitment to understand Bar Harbor Bankshares, its business and the industry in which it operates. In addition, the Governance Committee considers a candidate's experience at a regulated financial institution and whether a candidate has sufficient time to devote to the responsibilities of being a director, their community service or other board service, as well as the racial, ethnic, and gender diversity of the Board. Candidates are subject to a background check and they must be clear of any judgments or sanctions. The Governance Committee generally considers a candidate's qualifications with respect to these broad criteria and assesses whether the candidate can make decisions on behalf of or while representing us in a manner consistent with our stated business goals and objectives. The Governance Committee will also consider the candidate's "independent" status in accordance with applicable regulations and listing standards. The Governance Committee will consider nominees recommended by shareholders. Any shareholder wishing to nominate a candidate for director must follow the procedures for submission of proposals set forth in the section of this proxy statement entitled "Nominations by Shareholders."

Director Tenure

Each elected director serves until the next succeeding annual meeting and until his or her successor is elected or qualified or until his or her earlier resignation or removal from office. The Board has not established limits on the number of terms that may be served by a director. However, our Amended and Restated Bylaws provide that directors will not be nominated for election or re-election after their seventy-second birthday. Notwithstanding, the full Board may nominate candidates over 72 years of age for election or re-election for a single annual term for special circumstances as determined by the Board for the benefit of shareholders. It is widely believed our best interests are served when the Board is represented by individuals who have developed, over time, valuable insight into our operations, businesses, as well as a profound understanding of our core values and goals toward community growth and prosperity.

Page 8	2019 PROXY STATEMENT

GOVERNANCE PROCEDURES AND RELATED MATTERS

Bar Harbor Trust Services and Charter Trust Company Committees

The Company through Bar Harbor Bank and Trust has two additional wholly-owned subsidiaries—Bar Harbor Trust Services and Charter Trust Company. Bar Harbor Trust Services and Charter Trust Company have separate committees. These committees have identical memberships and are presently composed of directors Dudman, Ensign, Smith, Theroux, Belair, and Simard. Ensign is not standing for re-election at the Annual Meeting. These directors oversee both subsidiaries and Ms. Dudman serves as the Chair for both Committees. The Bar Harbor Trust Services and the Charter Trust Company committees provide oversight for these two entities that offer trust and wealth management services to clients.

2019 PROXY STATEMENT	Page 9

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED SHAREHOLDER MATTERS

Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters

The following table sets forth information regarding the beneficial ownership of our common stock as of March 25, 2019 by: 1) each person or entity known by us to own beneficially more than 5% of the outstanding common stock calculated on the outstanding shares on March 25, 2019; 2) each current director and nominee for election to the Board; 3) our NEOs; and 4) all executive officers and directors as a group. We had 15,523,628 shares of common stock, net of treasury shares, outstanding as of March 25, 2019. Unless otherwise indicated, the address of all individuals listed below is 82 Main Street, PO Box 400, Bar Harbor, Maine, 04609.

The information provided is based on our records and information furnished by the persons listed. We are not aware of any arrangement that could at a subsequent date result in a change in control of the Company.

The number of shares beneficially owned by the persons set forth below is determined under the rules of Section 13 of the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, an individual is considered to beneficially own any shares of common stock if he or she directly or indirectly has or shares, 1) voting power, which includes the power to vote or to direct the voting of the shares, or 2) investment power, which includes the power to dispose or direct the disposition of shares.

NAME OF BENEFICIAL OWNERS	TITLE OF CLASS	AMOUNT OF BENEFICIAL OWNERSHIP	FOOTNOTES	PERCENT OF CLASS[1]
5% or more beneficial owners

BlackRock, Inc.		846,263	[2]	5.46%

DIRECTORS

Belair, Daina H.	Common	3,361		*

Caras, Matthew L.	Common	9,472		*

Colter, David M.	Common	3,440		*

Dimick, Steven H.	Common	6,061		*

Dudman, Martha T.	Common	14,568		*

Ensign, Stephen W.	Common	107,500	[3]	*

Fernald, Lauri E.	Common	9,078		*

O'Halloran, Brendan J.	Common	2,535		*

Simard, Curtis C.	Common	27,985	[8]	*

Smith, Kenneth E.	Common	12,556	[4]	*

Theroux, Stephen R.	Common	93,320	[5]	*

Toothaker, Scott G.	Common	24,209	[6]	*

Woodside, David B.	Common	10,783	[7]	*

NAMED EXECUTIVE OFFICERS

Iannelli, Josephine	Common	3,651	[8]	*

Maltz, Richard B.	Common	8,243	[8]	*

Colombo, Marion	Common	1,608	[8]	*

Mercier, John M.	Common	2,632	[8]	*

Total Ownership of all directors, NEOs, and specified Trust shares of the Company as a group 18 persons		361,763	[9]	2.33%

Page 10	2019 PROXY STATEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED SHAREHOLDER MATTERS

1.	Unless otherwise indicated, an individual has sole voting power and sole investment power with respect to the indicated shares. All individual holdings amounting to less than 1% of issued and outstanding common stock are marked with an (*).
2.	BlackRock, Inc, holdings are disclosed based on their ownership as of December 31, 2018 as filed on Form Schedule 13G on February 7, 2019. The address of BlackRock, Inc is 55 East 52nd Street, New York, NY 10055.
3.	This number does not include 8,417 shares held within a Supplemental Executive Retirement Plan for Mr. Ensign over which he does not have voting or dispositive powers.
4.	Includes 3,520 shares over which voting and dispositive powers are shared jointly with Mr. Smith's spouse.
5.	Includes 33,621 shares over which voting and dispositive powers are shared jointly with Mr. Theroux's spouse. This number does not include 24,844 shares held within a Supplemental Executive Retirement Plan; or 7,744 shares owned by Mr. Theroux's spouse over which he does not have voting or dispositive powers.
6.	Includes 4,500 shares over which voting and dispositive powers are shared with Mr. Toothaker's spouse.
7.	Includes 2,754 shares over which voting and dispositive powers are shared jointly with Mr. Woodside's spouse. This number does not include 1,500 shares owned by Mr. Woodside's spouse over which he does not have voting or dispositive powers.
8.	The table below includes (a) shares the NEOs own directly, (b) shares over which NEOs have voting power of fully vested shares under the Company's 401(k) Plan, (c) time-vested and performance shares (disclosed at Target) scheduled to be issued to the executives within 60 days of the March 25, 2019 record date under the long-term incentive plans. These ownership positions are set forth in the table below:

NAME	DIRECT (a)	401(k) PLAN (b)	LONG TERM INCENTIVE EQUITY (c)
Curtis C. Simard	21,231	685	6,589

Josephine Iannelli	312	—	3,339

Richard B. Maltz	4,440	—	3,803

Marion Colombo	—	—	1,608

John M. Mercier	1,000	—	1,632

9.	Total beneficial ownership includes 20,761 (.0013%) shares of common stock held by two trusts, which, for the purpose of voting, are allocated equally among the directors present at the Annual Meeting under the terms of the respective trust instruments. No director has any other beneficial interest in these shares. These trusts are denominated for purposes of this proxy statement as the "Parker Trust "and the "The Fred & Hattie Lynam Private Foundation" formerly known as the Lynam Trust. The Parker Trust was established in 1955 in perpetuity. Bar Harbor Trust Services, the Company's second tier non-depository trust services company located in Ellsworth, Maine, is the sole Trustee, with full powers, of this trust benefiting the Mt. Heights Cemetery in Southwest Harbor, Maine. The Fred & Hattie Lynam Private Foundation, was established in 1942 in perpetuity to benefit Mount Desert Island charities and later expanded to provide scholarships to graduates of Mount Desert Island High School. Bar Harbor Trust Services is the sole Trustee, with full powers, and administers the trust with the assistance of an established Grant and Scholarship Committee made up of members of the Board and community representatives.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires officers, directors, and persons who own more than 10% of a registered class of the Company's equity securities (collectively "Section 16 Persons") to file initial reports of ownership and reports of changes of ownership with the Securities and Exchange Commission (the "SEC") and the NYSE American. Section 16 Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To our knowledge, based solely on review of such reports provided to us and written representations, all reports were filed timely.

2019 PROXY STATEMENT	Page 11

PROPOSAL 1
ELECTION OF DIRECTORS

Proposal 1 Election of Directors

Directors and Nominees

At the Annual Meeting, stockholders will elect the entire Board of Directors to serve for the ensuing year and until their successors are elected and qualified. The Board has designated as nominees for election the 12 persons named below, each of whom currently serves as a director. Each director nominee has consented to being named in this proxy statement and to serving as a director if elected.

Listed are each nominee's name, age as of our Annual Meeting date, tenure of Board service, committee memberships, principal occupation, business experience, Board Committee positions, and positions with our subsidiaries consisting of BHBT, Bar Harbor Trust Services ("BHTS") and Charter Trust Company ("CTC"). We also discuss the qualifications, attributes, and skills that led our Board to nominate each for election as a director. The terms of all current directors expire at the 2020 Annual Meeting.

NAME	AGE	YEAR FIRST ELECTED OR APPOINTED DIRECTOR	POSITIONS WITH THE COMPANY	POSITIONS WITH SUBSIDIARIES
Daina H. Belair	63	2015	Director	Director, BHBT since 2015
				Director, BHTS since 2015
				Director, CTC since 2017

Matthew L. Caras	62	2014	Director	Director, BHBT since 2014

David M. Colter	51	2016	Director	Director, BHBT since 2016

Steven H. Dimick	68	2017	Director	Director, BHBT since 2017

Martha T. Dudman	67	2003	Director	Director, BHBT since 2003
				Chairman, BHTS since 2005
				Director, BHTS since 2003
				Chairman, CTC since 2017
				Director, CTC since 2017

Lauri E. Fernald	57	2005	Director	Director, BHBT since 2005

Brendan J. O'Halloran	56	2018	Director	Director, BHBT since 2018

Curtis C. Simard	48	2013	Director,	President and CEO of BHBT since 2013
			President and	Director, BHBT since 2013
			CEO	Director, BHTS since 2013
			since August 2013	Director, CTC since 2017

Kenneth E. Smith	65	2004	Director	Director, BHBT since 2004
				Director, BHTS from 2004 - 2013 and 2015 to present
				Director, CTC since 2017

Stephen R. Theroux	69	2017	Director	Director, BHBT since 2017
				Director, CTC since 2017

Scott G. Toothaker	56	2003	Director	Director, BHBT since 2003

David B. Woodside	67	2003	Director	Director, BHBT since 2003
				Chairman of the Board since 2016

Page 12	2019 PROXY STATEMENT

PROPOSAL 1
ELECTION OF DIRECTORS

NUMBER OF BOARD AND COMMITTEE MEETINGS HELD IN 2018

BOARD	EXECUTIVE	AUDIT	COMPENSATION & HUMAN RESOURCES	GOVERNANCE	BOARD RISK
13	1	4	8	5	17

Note:	In addition to the number of formal meetings reflected above, from time to time our Board and/or its committees also held educational and/or informational sessions

Our Board has determined that all but one of the director nominees are "independent directors" in accordance with applicable laws, regulations, and NYSE American LLC ("NYSE American") listing requirements. The exception is director nominee Curtis C. Simard, who currently serves as our President and Chief Executive Officer. Mr. Simard is not a member of the Audit, Compensation and Human Resources, or Governance Committees.

The Board selected our 12 director nominees based on their satisfaction of the core attributes described starting on page 14, and the belief that each can make substantial contributions to our Board and Company. Our Board believes our nominees' breadth of experience and their mix of attributes strengthen our Board's independent leadership and effective oversight of management relating to our Company's businesses, our industry's operating environment, and our Company's long-term strategy. Our 12 director nominees:

  •
  are seasoned leaders who have held diverse leadership positions in complex, highly regulated businesses (including banks and other financial services organizations)

  •
  have served as chief executives or other senior positions in the areas of finance, legal, public relations, marketing and customer service

  •
  bring deep and diverse experience in public and private companies, financial services, the public sector, nonprofit organizations, and other domestic and international businesses
  •
  are experienced in regulated, non-financial services industries and organizations, adding to our Board's understanding of overseeing a business subject to governmental oversight, and enhancing the diversity of our Board with valuable insights and fresh perspectives that complement those of our directors with specific experience in banking or financial services

  •
  represent diverse backgrounds and viewpoints

  •
  strengthen our Board's oversight capabilities by having varied lengths of tenure that provide historical and new perspectives about our Company

Vote Required

Our directors will be elected by a plurality of the votes cast at the Annual Meeting by shareholders present at the meeting, or represented by proxy and entitled to vote on the election of directors. Plurality means that the individuals who receive the largest number of "FOR" votes will be elected as directors. If you do not vote for a nominee, or you indicate "WITHHOLD" for any nominee on your proxy card, your vote will not count "FOR" or "AGAINST" the nominee. You may not vote your shares cumulatively in the election of directors. Brokers do not have discretionary authority to vote shares on this proposal without direction from the beneficial shareholder. Therefore, broker non-votes will have no effect on the vote.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE TWELVE PERSONS NOMINATED AS DIRECTORS IN THE PROXY.

2019 PROXY STATEMENT	Page 13

PROPOSAL 1
ELECTION OF DIRECTORS

Director Nominees

DAINA H. BELAIR	DIRECTOR SINCE: 2015

AGE: 63 COMMITTEE MEMBERSHIPS: • AUDIT COMMITTEE • GOVERNANCE COMMITTEE • BAR HARBOR TRUST SERVICES COMMITTEE • CHARTER TRUST COMMITTEE

Since 2008, Ms. Belair has been the owner of the Inn at Sunrise Point located in Lincolnville, Maine. She is a retired attorney specializing in the field of banking and financial services. Before relocating to Maine, she was employed as General Counsel and Managing Director of U.S. Trust Corporation, U.S. Trust Company of New York and U.S. Trust Company N.A. from May 2002 through October 2006. Prior to her time at U. S. Trust, she served as Vice President and a senior and division general counsel at Citibank N.A. from 1987 to 2002 including in its Emerging Markets and its Private Banking Division. Ms. Belair resides in Lincolnville, Maine.

Professional and Leadership Highlights:

•

Significant Banking and Wealth Management experience

•

Serves as a Director of Home Counselors Inc., a private not-for-profit organization

•

Served on the Town of Lincolnville Budget Committee

•

Served as Director and Treasurer of the Penobscot Bay Chamber of Commerce

•

Current member of the Lincolnville Business Group

Our Board believes Mrs. Belair's hospitality experience and legal background in the financial services industry will provide valuable guidance to the Board.

MATTHEW L. CARAS, JD	DIRECTOR SINCE: 2014

AGE: 62 COMMITTEE MEMBERSHIPS: • EXECUTIVE COMMITTEE • AUDIT COMMITTEE • GOVERNANCE COMMITTEE • BOARD RISK COMMITTEE (CHAIR)

An attorney and member of the Maine Bar, Mr. Caras is a founder and principal of Leaders LLC, a mergers and acquisitions advisory services firm representing public, private, and family-owned businesses in a broad range of industries throughout the United States and globally. Mr. Caras is also a mediator and neutral negotiation facilitator who has conducted over 150 mediation sessions and facilitated transactions as a neutral party. Mr. Caras resides in Arrowsic, Maine.

Professional and Leadership Highlights:

•

Former partner, department chair, and member of the executive committee of Verrill Dana LLP, a full-service law firm with over 130 attorneys and offices in Portland, ME; Boston, MA; Westport, CT; and Washington, DC

•

Serves on the Arrowsic, Maine Town's Planning Board

Our Board believes that given Mr. Caras' legal expertise in commercial transactions, as well as his business knowledge of many industries with which we do business, he provides valuable perspective to the Board as we expand our customer service area throughout Northern New England.

Page 14	2019 PROXY STATEMENT

PROPOSAL 1
ELECTION OF DIRECTORS

DAVID M. COLTER	DIRECTOR SINCE: 2016

AGE: 51 COMMITTEE MEMBERSHIPS: • AUDIT COMMITTEE • COMPENSATION AND HUMAN RESOURCES COMMITTEE

Mr. Colter serves as President and Chief Executive Officer of GAC Chemical Corporation in Searsport, Maine. GAC manufactures and distributes industrial, specialty, and fine inorganic and organic chemicals. Prior to joining GAC and moving to Maine, he worked for Ernst & Young in Ohio in their Financial Institutions Group. Mr. Colter resides in Hampden, Maine.

Professional and Leadership Highlights:

•

Board member, Maine State Chamber of Commerce

•

Treasurer and member of Audit and Executive Committees, University of Maine Pulp and Paper Foundation

•

Holds Certified Public Accountant and a Chartered Global Management Accountant designations

•

Former member of the Board, Executive Committee and Treasurer for the Ronald McDonald House, NW Ohio

•

Former District Chairman, Waldo District, Boy Scouts of America

Mr. Colter's experience as the principal executive officer of a manufacturing company and his educational and professional credentials bring essential qualifications and skills to the Board.

STEVEN H. DIMICK	DIRECTOR SINCE: 2017

AGE: 68 COMMITTEE MEMBERSHIPS: • COMPENSATION AND HUMAN RESOURCES COMMITTEE • GOVERNANCE COMMITTEE

Mr. Dimick joined our Board in January 2017. He previously served as a director of Lake Sunapee Bank since November 2013. His career has included serving as a member of the Randolph National Bank Board of Directors from 1981-2013 and also as a Director/President/CEO at Central Financial Corporation. Mr. Dimick resides in Randolph, Vermont.

Professional and Leadership Highlights:

•

Substantial banking experience in New England, including at the executive and Board levels

•

Served as President of the Vermont Chapter of the Bank Administration Institute

•

Former Vermont board member, Independent Community Bankers of America

•

Served as the Chairman of the Vermont Bankers Association

•

Former Trustee of Gifford Medical Center

Mr. Dimick' s substantial experience as an executive officer and bank director will greatly contribute to our Board's leadership capabilities and strength in overseeing and guiding the Bank.

2019 PROXY STATEMENT	Page 15

PROPOSAL 1
ELECTION OF DIRECTORS

MARTHA T. DUDMAN	DIRECTOR SINCE: 2003

AGE: 67 COMMITTEE MEMBERSHIPS: • EXECUTIVE COMMITTEE • COMPENSATION AND HUMAN RESOURCES COMMITTEE • BAR HARBOR TRUST SERVICES COMMITTEE (CHAIR) • CHARTER TRUST COMMITTEE (CHAIR)

Ms. Dudman has served as the President of Dudman Communications Corporation, operating a group of radio stations in Ellsworth and Bangor, Maine. She currently serves as Senior Counsel with Gary Friedmann & Associates since 2011, and held the same position from 1999 to 2006, providing fundraising consulting services to nonprofits throughout the State of Maine. Ms. Dudman is also a published author. Ms. Dudman resides in Northeast Harbor, Maine.

Professional and Leadership Highlights:

•

Former Corporate President, with experience extending to nonprofit relationship building

•

Current Vice President of the Summer Scholarship Endowment Foundation

•

Past President of the Northeast Harbor Library

•

Current member of the Board of Selectmen for the Town of Mount Desert

•

Served on numerous non-profit boards; awarded membership in the Deborah Morton Society, recognizing women of high distinction in their careers and public service and whose leadership in civic, cultural, and social causes has been exceptional

Ms. Dudman's extensive experience in business management, public relations, marketing and sales provide her with a unique insight into our operations and strategic long-term goals.

LAURI E. FERNALD	DIRECTOR SINCE: 2005

AGE: 57 COMMITTEE MEMBERSHIPS: • EXECUTIVE COMMITTEE • COMPENSATION AND HUMAN RESOURCES COMMITTEE • GOVERNANCE COMMITTEE (CHAIR) • BOARD RISK COMMITTEE

Ms. Fernald is an owner in Jordan-Fernald Funeral Home headquartered in Mount Desert, Maine and is a Certified Funeral Service Practitioner. Ms. Fernald resides in Mount Desert, Maine.

Professional and Leadership Highlights:

•

Currently serves as Managing Partner of L.E. Fernald LLC, and 125 Franklin Street LLC, operating as real estate holding companies and has managed several businesses over her career

•

Served on the finance committee of Hospice Volunteers of Hancock County

•

Current Treasurer, Parish of St. Mary and St. Jude Episcopal Church of Northeast Harbor and Seal Harbor

•

Committee member for the Maine Coast Memorial Hospital Foundation Council

•

Current member of numerous foundations and associations including the Woodbine Cemetery Association of Ellsworth, the Brookside Cemetery Corp. of Mount Desert, and Maine Community Foundation Hancock County Committee

Ms. Fernald's commercial and community service experience brings a depth of knowledge to the Board about the markets we serve.

Page 16	2019 PROXY STATEMENT

PROPOSAL 1
ELECTION OF DIRECTORS

BRENDAN J. O'HALLORAN	DIRECTOR SINCE: 2018

AGE: 56 COMMITTEE MEMBERSHIPS: • AUDIT COMMITTEE • BOARD RISK COMMITTEE

Mr. O'Halloran began his career at The First Boston Corporation in New York City, and was employed by Toronto Dominion Bank Financial Group in varying capacities since 1989. Prior to his retirement in 2015, his most recent position was Vice Chair & Region Head, TD Securities where he oversaw TD Securities investment banking, trading and operational activities in the US through its offices in New York, Chicago, Boston, Houston, and Philadelphia. Mr. O'Halloran resides in Chatham, Massachusetts and Naples Florida.

Professional and Leadership Highlights:

•

Holds an A.B. from Princeton University and an M.B.A. from the Harvard Graduate School of Business Administration

•

Substantial banking experience including oversight over broad geography and multiple business lines. Demonstrated leadership skills that include strong integration and strategic expansion experience across various credit and capital market cycles

•

Served as a trustee for the Institute of International Bankers

Mr. O'Halloran's extensive experience in the financial services industry and specifically with involved regulatory interaction and oversight will be an invaluable asset to our Board.

CURTIS C. SIMARD	DIRECTOR SINCE: 2013

AGE: 48 COMMITTEE MEMBERSHIPS: • EXECUTIVE COMMITTEE • BAR HARBOR TRUST SERVICES COMMITTEE • CHARTER TRUST COMMITTEE • BOARD RISK COMMITTEE

Mr. Simard has served as our President and Chief Executive Officer since August 10, 2013. Prior to joining the Bank, he served as Senior Vice President and Managing Director of Corporate Banking for TD Bank from 2002 to 2013. He also was affiliated with First New Hampshire Bank and its successor, Citizens Bank, from 1992 to 2002 working on various business initiatives. Mr. Simard resides in Mount Desert, Maine.

Professional and Leadership Highlights:

•

Served as a trustee of the Smithsonian affiliated Abbe Museum

•

Serves as a member of the board of directors at the Seal Cove Auto Museum and the Ellsworth Business Development Corporation

•

Serves as a member of the board of directors at the Business and Industry Association of NH

•

Served on the Insurance Trust Committee and Executive Committee of Maine Bankers Association

Mr. Simard's positions as President and CEO of the Company, long track record of banking throughout New England and his leadership of the Company provide him with extensive knowledge of the Company's opportunities, challenges and operations.

2019 PROXY STATEMENT	Page 17

PROPOSAL 1
ELECTION OF DIRECTORS

KENNETH E. SMITH	DIRECTOR SINCE: 2004

AGE: 65 COMMITTEE MEMBERSHIPS: • EXECUTIVE COMMITTEE • COMPENSATION AND HUMAN RESOURCES COMMITTEE (CHAIR) • BOARD RISK COMMITTEE • BAR HARBOR TRUST SERVICES COMMITTEE • CHARTER TRUST COMMITTEE

Since 2003, Mr. Smith has been the owner and innkeeper of Manor House Inn and was the former owner of Wonder View Inn, both of which are lodging facilities located in Bar Harbor, Maine. Mr. Smith resides in Bar Harbor, Maine.

Professional and Leadership Highlights:

•

40 years plus of experience and expertise in the hospitality and customer service industry

•

Former Chairman and long-time member of the Bar Harbor Town Council

•

Currently serves as a Commissioner of the Bar Harbor Housing Authority

•

Current member of the Town's Cruise Ship Committee

•

Current member of Anah Shrine

•

Past President and current member of the Bar Harbor Rotary Club

Mr. Smith's expertise in the hospitality industry will be valuable to the Board as it represents a critical segment of the local economy and Bar Harbor Bank Trust's commercial loan portfolio.

STEPHEN R. THEROUX	DIRECTOR SINCE: 2017

AGE: 69 COMMITTEE MEMBERSHIPS: • BOARD RISK COMMITTEE • BAR HARBOR TRUST SERVICES COMMITTEE • CHARTER TRUST COMMITTEE

Mr. Theroux retired as Vice Chairman, President and CEO of both Lake Sunapee Bank Group (LSBG) and Lake Sunapee Bank in 2017. He served as a director of the LSBG Board, the Lake Sunapee Bank Board, and as Chairman of the Board of Directors of Charter Trust Company. Mr. Theroux resides in New London, New Hampshire.

Professional and Leadership Highlights:

•

Held numerous executive positions for LSBG and LSB as Corporate Secretary, Chief Financial Officer, and Chief Operating Officer

•

Director of the Federal Home Loan Bank of Boston from 2015 to 2018

•

Treasurer for the Town of New London, New Hampshire

•

Trustee and Treasurer of Proctor Academy, Andover, New Hampshire

•

Serves as a director of the American European Insurance Company, Cherry Hills, N.J.

Mr. Theroux's strong knowledge of day-to-day banking operations and the industry, in addition to his 40 years of experience in various operational and financial management responsibilities in the banking, educational, and insurance industries provide him with the qualifications and skills to serve as a valuable director.

Page 18	2019 PROXY STATEMENT

PROPOSAL 1
ELECTION OF DIRECTORS

SCOTT G. TOOTHAKER	DIRECTOR SINCE: 2003

AGE: 56 COMMITTEE MEMBERSHIPS: • EXECUTIVE COMMITTEE • AUDIT COMMITTEE (CHAIR) • BOARD RISK COMMITTEE

Mr. Toothaker has served as a Managing Principal of Melanson Heath & Co., PC, a certified public accounting firm with 5 offices located in Maine, New Hampshire, and Massachusetts. The firm specializes in professional services to individuals as well as small to medium sized businesses and entrepreneurs throughout New England. Mr. Toothaker resides in Nashua, New Hampshire.

Professional and Leadership Highlights:

•

Holds a master of business administration degree from the University of Maine and a master of tax degree from Bentley College

•

Experience in navigating financial management and transition across many industries and through various economic cycles

As a practicing CPA, Mr. Toothaker has experience across business and personal financial management that is well suited in his role as a director and as Chair of the Board's Audit Committee.

DAVID B. WOODSIDE	DIRECTOR SINCE: 2003

AGE: 67 • CHAIRMAN OF THE BOARD OF DIRECTORS COMMITTEE MEMBERSHIPS: • EXECUTIVE COMMITTEE (CHAIR) • COMPENSATION AND HUMAN RESOURCES COMMITTEE • GOVERNANCE COMMITTEE • BOARD RISK COMMITTEE

Mr. Woodside has served as Chief Executive Officer and Director of The Acadia Corporation, a locally owned company operating retail shops, a restaurant, and lodging facility on Mount Desert Island. Mr. Woodside resides in Bar Harbor, Maine.

Professional and Leadership Highlights:

•

Received a B.S. degree in Business Administration from the University of Maine

•

Served as Vice Chair of the National Park Hospitality Association

•

Past member of the Bar Harbor Town Council

•

Past president of the Bar Harbor Rotary club and Bar Harbor Chamber of Commerce

Mr. Woodside's in-depth knowledge of the retail and hospitality industries both in Maine and across the country provides significant expertise to the Board in these important segments of the Maine economy.

2019 PROXY STATEMENT	Page 19

PROPOSAL 1
ELECTION OF DIRECTORS

Named Executive Officers

Below is a list of our Named-Executive Officers ("NEOs"), including their ages and positions with us and our subsidiaries BHBT, BHTS and CTC as of March 25, 2019.

NAME	AGE	NEO SINCE	CURRENT POSITION	POSITIONS WITH SUBSIDIARIES
Curtis C. Simard	48	2013	Director, President and CEO	President and CEO of BHBT since June 2013. Director of BHBT since June 2013. Director, BHTS since June 2013. Director of CTC since 2017

Josephine Iannelli	46	2016	Executive Vice President, Chief Financial Officer and Treasurer	Executive Vice President, Chief Financial Officer, and Treasurer of BHBT and BHTS since 2016. Chief Financial Officer and Treasurer of CTC since 2017

Richard B. Maltz	59	2014	N/A	Executive Vice President, Chief Operating Officer, and Chief Risk Officer of BHBT since 2016. Formerly Executive Vice President and Chief Risk Officer of BHBT since 2014

Marion Colombo	53	2018	N/A	Executive Vice President, Director of Retail Delivery of BHBT since 2018

John M. Mercier	55	2018	N/A	Executive Vice President, Chief Lending Officer of BHBT since 2018. Formerly Executive Vice President, Senior Lender NH and VT of BHBT since 2017

Our Bylaws provide that our Board elect executive officers annually. The Bylaws further provide the President and CEO, Chairman and Vice Chairman, if any, shall serve at the pleasure of the Board or until their successors have been chosen and qualified. All other officers serve at the pleasure of the Board and the CEO. There are no arrangements or understandings between any of the directors, executive officers, or any other persons pursuant to which the above directors have been selected as directors or any of the above officers have been selected as officers. There are no "family relationships" (as defined by the SEC) between any director, executive officer, or person nominated or chosen by us to become a director or executive officer.

Page 20	2019 PROXY STATEMENT

PROPOSAL 1
ELECTION OF DIRECTORS

CURTIS C. SIMARD	NEO SINCE: 2013

AGE: 48	Mr. Simard has served as our President and Chief Executive Officer since August 10, 2013. Prior to joining the Bank, he served as Senior Vice President and Managing Director of Corporate Banking for TD Bank from 2002 to 2013. He also was affiliated with First New Hampshire Bank and its successor, Citizens Bank, from 1992 to 2002 working on various business initiatives. Mr. Simard resides in Mount Desert, Maine.

Professional and Leadership Highlights:

•

Served as a trustee of the Smithsonian affiliated Abbe Museum

•

Serves as a member of the board of directors at the Seal Cove Auto Museum and the Ellsworth Business Development Corporation

•

Serves as a member of the board of directors at the Business and Industry Association of N.H.

•

Served on the Insurance Trust Committee and Executive Committee of Maine Bankers Association

Mr. Simard's positions as President and CEO of the Company, long track record of banking throughout New England and his leadership of the Company provide him with extensive knowledge of the Company's opportunities, challenges and operations.

JOSEPHINE IANNELLI	NEO SINCE: 2016

AGE: 46	Ms. Iannelli joined Bar Harbor Bank & Trust in October 2016 as Executive Vice President, Chief Financial Officer and Treasurer. Prior to joining the organization, Ms. Iannelli served as Senior Executive Vice President, Chief Financial Officer and Treasurer of Berkshire Hills Bancorp in Pittsfield, Massachusetts. She began her career at KPMG and subsequently KeyCorp. She also served in various roles at National City Corporation starting in 2002 up to and including the acquisition and integration into PNC Financial Services Group. Ms. Iannelli resides in Mount Desert, Maine.

Professional and Leadership Highlights:

•

Holds a bachelor's degree in Accounting from Baldwin Wallace University

•

Owned her own consulting company serving both national and international publicly traded clients

•

Serves as a member of the Board of Directors and Chair of the Audit Committee for the Maine Seacoast Mission

•

Serves as a member of the Board of Trustees and Chair of the Finance Committee for Camp Beech Cliff

In these varying roles, Ms. Iannelli's experience and expertise encompasses financial leadership in accounting policy, financial planning & analytics, treasury, investor relations, SEC & regulatory reporting, investment management, tax, and mergers and acquisitions.

2019 PROXY STATEMENT	Page 21

PROPOSAL 1
ELECTION OF DIRECTORS

RICHARD B. MALTZ	NEO SINCE: 2014

AGE: 59	Mr. Maltz has served as our Executive Vice President, Chief Operating Officer, and Chief Risk Officer since September 2016, and served as Executive Vice President & Chief Risk Officer since September 1, 2014. Prior to that Mr. Maltz has served in various executive risk, IT, and auditing roles throughout his career. Mr. Maltz resides in Hampden, Maine.

Professional and Leadership Highlights:

•

Received a BS degree in Financial Accounting from the University of New Haven

•

Holds the Certified Public Accountant designation

•

Current member of the American Institute of Certified Public Accountants

With more than 35 years of banking experience in operations, technology and risk management, Mr. Maltz is well suited in his role leading our overall operational and technology areas, while continually improving process efficiency and risk management culture throughout the organization.

MARION COLOMBO	NEO SINCE: 2018

AGE: 53	Ms. Colombo joined the Company in February 2018 as Executive Vice President, Director of Retail Delivery. She is responsible for retail strategy and delivery working with teams to ensure that our customer experience is consistent with outstanding service across all locations in Maine, New Hampshire and Vermont. She has demonstrated ability to partner with business lines to advance wallet share beyond the branch environment. Ms. Colombo resides in York, Maine.

Professional and Leadership Highlights:

•

Prior to joining Bar Harbor Bank & Trust, Ms. Colombo served in multiple leadership roles at TD Bank for 30 years. She served as Market President of Retail for TD Bank in Boston, Massachusetts from 2009 to 2018 where she was responsible for the retail strategy for de novos and over 110 branches across Greater Boston and Rhode Island

•

Past recipient of the Abigail Adams award from the Massachusetts Women's Political Caucus, recognizing her as an Outstanding Woman Leader

•

Served with the United Way, Boston Partners in Education, and other nonprofits having been recognized for extraordinary support of women in the workplace

Ms. Colombo's in-depth knowledge of retail banking and her strong leadership skills and experience provides significant expertise to the Company in this important segment of the business.

Page 22	2019 PROXY STATEMENT

PROPOSAL 1
ELECTION OF DIRECTORS

JOHN M. MERCIER	NEO SINCE: 2018

AGE: 55	Mr. Mercier has served as our Executive Vice President and Chief Lending Officer since October 1, 2018. He joined the Company in April 2017 as Executive Vice President, Senior Loan Officer for New Hampshire and Vermont. His banking career spans more than 30 years with significant lending experience in many types of lending, across segments, and through various economic cycles. Prior roles have included various initiatives at Citizens Bank, KeyCorp, TD Bank, and most recently as Executive Vice President, Senior Lender of Primary Bank in Bedford, New Hampshire from October 2015 to April 2017. Mr. Mercier resides in Manchester, NH.

Professional and Leadership Highlights:

•

Received a Bachelor's degree in Finance from Bentley College

•

Graduate of the New England School of Banking

•

Serves as a member of the Board of Trustees and is Treasurer of the Elliot Health System

•

Past Chairman and Trustee Emeritus of Southern New Hampshire Health System

•

Past Chairman of the Manchester-Boston Regional Airport Authority

•

Past Trustee of various nonprofits including the Granite United Way, New Hampshire Institute of Art, and the Manchester Boys & Girls Club

In this role, Mr. Mercier's experience provides for the effective planning, development and implementation of the Bank's long term lending strategies, including initiatives such as portfolio mix, growth strategies and market penetration objectives.

2019 PROXY STATEMENT	Page 23

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Certain Relationships and Related Transactions and Director Independence

Transactions with Management and Others

We administer related party transactions under our Related Party Transaction Policy, which addresses compliance with NYSE American Rule 120 and Item 404(a) of Regulation S-K. This policy provides for Audit Committee oversight of related party transactions that exceed a de minimis lifetime income statement impact of $25,000 (except for loan transactions, administered according to Federal Regulation O, as described more fully below). Any transactions that qualify under this policy are reviewed by the Audit Committee (or another acceptable Board Committee, or the full Board) for pre-approval. Other than the Somesville Lease described below, and loans offered in the ordinary course of business and approved by the Bank's Board of Directors there were no related party transactions in 2018. The Related Party Transaction Policy is approved annually by the Board and administered by management of the Bank.

We have entered into a long-term lease for a Bank branch located in Somesville, Maine, effective February 1, 2006 ("the Somesville Lease"). The Somesville Lease currently has a lease that runs through 2026. During each subsequent lease year the base rent is increased using a formula tied to certain changes in the consumer price index. During 2018 the lease payments totaled $93,192. There were no amounts outstanding for this lease as of December 31, 2018. In addition to base rent, the Bank is responsible to pay as "additional rent" certain defined real estate taxes, as well as certain operating expenses, and other costs, charges, and expenses associated with the premises. The "Landlord" under the Somesville Lease is A.C. Fernald Sons Inc., a Maine corporation. Mr. Robert B. Fernald of Mount Desert, Maine, is a shareholder, director, and officer of A. C. Fernald Sons Inc. and is the father of Company director Lauri E. Fernald. Lauri E. Fernald does not own any stock or hold any corporate office or other position with A.C. Fernald Sons Inc. and has no direct or indirect interest in the Somesville Lease other than her familial relationship with Mr. Robert B. Fernald.

Except as set forth above and with regard to "Indebtedness of Management" described below, none of our director-nominees or NEOs nor any of its subsidiaries engaged during 2018 in any transaction with the Company or any of its subsidiaries, in which the amount involved exceeded $120,000.

Indebtedness of Management and Directors

BHBT offers to its directors, officers, principal shareholders and employees, and to businesses owned and/or controlled by those persons (collectively "insiders"), commercial and consumer loans in the ordinary course of its business.

All loans made by us and our subsidiaries to insiders are regulated by federal and state regulators under Regulation O. Regulation O covers various practices and reporting requirements for loans to insiders. In addition, the Sarbanes-Oxley Act of 2002 permits banks and bank holding companies to extend credit to directors and officers provided that such extensions of credit are:

(1)
made or provided in the ordinary course of the consumer credit business of such issuer

(2)
of a type that is generally made available to such issuer to the public

(3)
made by such issuer on market terms, or terms that are no more favorable than those offered by the issuer to the public

(4)
subject to appropriate review and oversight by our Audit Committee or a comparable body of the Board in accordance with NYSE American Rules for related party transactions

As of December 31, 2018, the outstanding loans by BHBT to director nominees and NEOs amounted to an aggregate of approximately $8,694,874 with a maximum availability limit of $11,082,834. All loans are offered under the same terms and conditions available for comparable loans to persons not related to BHBT, including but not limited to, interest rates, repayment terms, and the required collateral. The terms and conditions of all loans, including those to insiders, and the process by which such loans are approved, is fully documented in BHBT's written loan policy (the "Loan Policy"). The Loan Policy is approved annually by the Board and administered by the management of BHBT. Loans to insiders may not contain a higher level of risk, nor be offered with terms and conditions more favorable, than loans to non-insiders with equivalent financial profiles (except for the favorable pricing programs previously described). We believe all extensions of credit to our insiders and executive officers satisfy the foregoing conditions. No extensions of credit to our insiders have involved more than normal risk of collectability or present other unfavorable features.

Director independence disclosures may be found under "Corporate Governance" beginning on page 3.

Page 24	2019 PROXY STATEMENT

COMPENSATION OF DIRECTORS

Compensation of Directors

Compensation of independent directors of the Company, BHBT, BHTS and CTC consisted of a combination of fees for meetings attended, quarterly stipends, and an equity award. Members of the Board receive $500 when joint meetings are held with the Company and BHBT. The fee paid for attendance at our Annual Meeting of Shareholders is also $500 per member. Audit Committee members receive $600 for each Audit Committee meeting attended. The Board Chairman is compensated at one-half of the meeting fee for his attendance at committee meetings where he is not a member of the committee.

In addition, the Board Chairman receives a quarterly stipend of $7,500 and the Chairman of the Audit Committee receives $5,500. The Chairs of Governance, Compensation, and Human Resources and Board Risk Committees, and the Chairman who oversees both BHTS and CTC meetings receive a quarterly stipend of $4,250. The following table summarizes the components of director compensation.

	QUARTERLY STIPEND (ANNUALIZED)	NOVEMBER, 2018 STOCK GRANT	MEETING FEES
Chairman of the Board	$7,500 (30,000)	Shares up to a market value of $25,000	$500 for Board, Executive, Compensation and Human Resources, Governance and Board Risk. $300 for Audit. $300 for Bar Harbor Trust Services and Charter Trust Company

Audit Chair	5,500 (22,000)	Shares up to a market value of $25,000

Governance Chair	4,250 (17,000)	Shares up to a market value of $25,000

Board Risk Chair	4,250 (17,000)	Shares up to a market value of $25,000

Compensation and Human Resources Chair	4,250 (17,000)	Shares up to a market value of $25,000

Charter and Trust Chair	4,250 (17,000)	Shares up to a market value of $25,000

All other Directors	3,750 (15,000)	Shares up to a market value of $25,000

Audit Committee Attendance			$600

All other meetings and Annual Meeting			$500

We review a comparative summary of director compensation annually prepared by Pearl Meyer. Pearl Meyer recommended the Board consider including equity compensation as part of its compensation mix on an ongoing basis. In November 2018, each independent director was awarded 1,035 restricted shares of our common stock under the 2015 Equity Plan. This grant was made in lieu of an increase in the cash portion of their fees and as part of an overall market adjustment in director compensation. These restricted share certificates are fully vested, but may not be sold, transferred or gifted by any director until three (3) months after such director leaves the service of the Board.

2019 PROXY STATEMENT	Page 25

COMPENSATION OF DIRECTORS

2018 Director Compensation

The following table details the total compensation paid to directors from the Company, BHBT, BHTS and CTC during the 2018 fiscal year. Directors receive no additional compensation or perquisites for their service other than that set forth in the table below.

NAME	FEES EARNED OR PAID IN CASH[1]	RESTRICTED STOCK AWARDS[2]	TOTAL
Daina H. Belair	$31,300	$24,985	$56,285

Matthew L. Caras	34,900	24,985	59,885

Leonard R. Cashman[3]	8,626	0	8,626

David M. Colter	26,300	24,985	51,285

Steven H. Dimick	27,000	24,985	51,985

Martha T. Dudman	32,000	24,985	56,985

Stephen W. Ensign	28,900	24,985	53,885

Lauri E. Fernald	36,500	24,985	61,485

Brendan J. O'Halloran[4]	19,258	24,985	44,243

Kenneth E. Smith[5]	40,000	24,985	64,985

Stephen R. Theroux	34,000	24,985	58,985

Scott C. Toothaker	35,900	24,985	60,885

David B. Woodside	54,300	24,985	79,285

Totals	$408,984	$299,820	$708,804

[1]	Fees earned include all stipends and meeting fees earned in 2018.
[2]	Represents the value of 1,035 restricted shares granted in November 2018 to each independent director as part of their compensation calculated at the closing price on the day of the grant.
[3]	Mr. Cashman retired in May, 2018
[4]	Mr. O'Halloran joined the board in May, 2018.
[5]	Mr. Smith deferred a portion of his compensation under a Non-Qualified Deferred Compensation arrangement. This deferred arrangement is funded entirely by the director and the funds are invested and remain in the name of the Company until the director withdraws them upon his resignation, retirement, or termination from Board membership. Mr. Smith assumes the investment risk on these funds and holds the status of an unsecured creditor of the Company for the payment of these deferred fees at a future date.

Page 26	2019 PROXY STATEMENT

COMPENSATION OF NAMED EXECUTIVE OFFICERS

Compensation of Named Executive Officers

Compensation and Human Resources Committee Report

The Compensation and Human Resources Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Securities and Exchange Commission Regulation S-K with management. Based upon this review and discussion, the Compensation and Human Resources Committee recommended to the Board of Directors the Compensation Discussion and Analysis be included in this proxy statement.

Compensation and Human Resources Committee Members
Kenneth E. Smith, Chair	David M. Colter
Martha T. Dudman	Lauri E. Fernald
David B. Woodside	Steven H. Dimick

Compensation Discussion and Analysis

This section discusses an overview and analysis of our compensation program and policies, the material compensation decisions made under those programs and policies, and the material factors considered in making those decisions. Later in this proxy statement under the heading "Executive Compensation Tables" is a series of tables containing specific information about the compensation earned or paid to the NEOs.

The discussion below is intended to aid in the understanding of the detailed information disclosed in those tables and provide context within the overall compensation program.

Named Executive Officers

For 2018, our NEOs are our President and CEO, Curtis C. Simard; Executive Vice President, CFO and Treasurer, Josephine Iannelli; and our three other most highly compensated executive officers. In 2018, these were Executive Vice President, Chief Operating and Chief Risk Officer, Richard B. Maltz; Executive Vice President and Director of Retail Delivery, Marion Colombo; and Executive Vice President and Chief Lending Officer, John M. Mercier.

Objectives of Our Compensation Program

Our compensation philosophy is to pay for performance over the long-term, as well as on an annual basis. Our performance considerations include both financial and non-financial measures—including the manner in which results are achieved—for the Company, line of business, and the individual. These considerations reinforce and promote responsible growth and maintain alignment with our risk framework. Our executive compensation program provides a mix of salary, incentives, and benefits paid over time to align executive officer and stockholder interests. Our Compensation and Human Resources Committee has the primary responsibility for approving our compensation strategy and philosophy and the compensation programs applicable to our named executive officers

Specifically, the Board believes that, in order to do this effectively, the program must:

  •
  provide NEOs with total compensation opportunities at levels that are competitive for comparable positions at other companies and banks
  •
  directly link a significant portion of total compensation to our achievement of performance goals in a way that proportionally rewards higher performance levels

  •
  provide upside opportunities for exceptional individual performance, which can result in differentiated compensation among NEOs based on performance

  •
  closely align the NEOs' interests with those of our shareholders by making stock-based incentives an important element of the executive's compensation

Role of the Compensation and Human Resources Committee

The Compensation and Human Resources Committee oversees regulatory compliance for all of our compensation and benefit plans and administers our executive compensation programs. This Committee recommends these programs to the Board for approval through its independent board members at least annually and more frequently, if circumstances warrant. These programs are intended to provide a variety of competitive compensation components including base salaries, annual cash incentives, retirement programs, and traditional benefits. In addition, we have sought to align the long-term interests of our executives, including the NEOs, with those of our shareholders by providing share-based incentives in the form of equity awards. The composition of the components may vary from year-to-year based on individual performance, our business plan, market conditions or other factors.

The Compensation and Human Resources Committee believes that our compensation policies and procedures are designed to provide a strong link between each NEO's compensation and our short- and long-term performance. The objective of our compensation program is to provide compensation which is competitive, variable based on our performance, and aligned with the long-term interests of shareholders.

Shareholder "Say on Pay" Advisory Votes

Shareholders are entitled to annually vote on an advisory, non-binding resolution on our compensation policies and procedures. Past shareholder votes have been overwhelmingly in favor of our programs and practices.

2019 PROXY STATEMENT	Page 27

COMPENSATION OF NAMED EXECUTIVE OFFICERS

The approval percentages of the "Say on Pay" voting results for the last five years were as follows:

2014	2015	2016	2017	2018
96.6%	95.2%	97.6%	97.0%	95.6%

The Compensation and Human Resources Committee will continue to consider the outcome of future advisory, non-binding "Say on Pay" votes when reviewing and planning future executive compensation arrangements.

The Role of Compensation Consultants and the Compensation and Human Resources Committee's Evaluation of Conflicts of Interest

The Compensation and Human Resources Committee has utilized, and expects to utilize in the future, various outside consultants, actuaries and attorneys to assist in developing and implementing the essential components of our compensation program, including its equity program and incentive compensation arrangements.

The Compensation and Human Resources Committee, under the authority granted by its charter, engages Pearl Meyer to assist in reviewing our executive officer and director compensation packages. Their 2018 engagement included:

  •
  providing current market-based total compensation guidelines to assist in establishing appropriate and ongoing base compensation and incentive compensation levels for our NEOs

  •
  providing guidance and market comparisons for the long-term incentive program using equity grants to NEOs under the Company's approved equity plan

  •
  providing a comprehensive review of our compensation program for our directors

  •
  recommending an updated, appropriate Compensation Peer Group (defined below) comparison for compensation purposes

The Compensation and Human Resources Committee has assessed the relationships among Pearl Meyer, the Company, the Committee, and its executive officers for independence and conflicts of interest. In this assessment, the Committee reviewed the criteria set forth in the SEC Reg. 240.10C-1(b)(4) (i)-(vi) and such other criteria as it deemed appropriate. Specifically, the Committee considered the following factors in its evaluation of its relationship with Pearl Meyer:

  •
  whether Pearl Meyer provided any other services to us

  •
  the compensation Pearl Meyer has received from us for compensation consulting services, as a percentage to their total revenue

  •
  what policies and procedures have been adopted by Pearl Meyer to prevent a conflict of interest

  •
  whether Pearl Meyer has any business or personal relationship with a member of the Committee

  •
  whether Pearl Meyer owns any of our stock

  •
  whether Pearl Meyer has any personal or business relationship with any of our executive officers

The Compensation and Human Resources Committee did not identify any conflicts of interest with the engagement of Pearl Meyer. Additionally, Pearl Meyer provided documented assurances that they are confident their relationship meets the independence standards and no conflicts of interest were identified.

Role of Management in Establishing Compensation

On an annual basis, management provides the Compensation and Human Resources Committee with general information on executive officer compensation, including the NEOs. The Committee then reviews, discusses and considers this information and any recommendations. Mr. Simard and our Human Resources experts assist in the administration of all executive compensation programs, prepare Compensation and Human Resources Committee and Board meeting materials, and perform work as requested by this Committee, including working directly with the compensation consultant to prepare the peer analyses for the Committee's consideration. Mr. Simard, as our CEO, attends portions of the Committee's meetings and makes recommendations on base salary, annual incentives and equity compensation for only the executive officers who report to the CEO position. The Committee has the discretion to accept, reject or modify the CEO's recommendations. The CEO is not a member of the Compensation and Human Resources Committee and is not present for the executive sessions or for any discussion regarding his own compensation.

Market Benchmarking and Performance Comparisons

The Compensation and Human Resources Committee reviews and recommends to the Board's independent members compensation programs for approval. The Committee also provides an analysis of the recommendations it believes meet our ongoing needs to attract, motivate, and retain talented and qualified executives who have the ability to make major contributions to our leadership and success. The Committee regularly reviews market information provided by Pearl Meyer. Primary data sources used in the benchmarking for the NEOs represent information publicly disclosed by a peer group of publicly traded banks and published surveys. The Committee reviews comparative compensation and benefit information contained in the public filings of this peer group which has been established for compensation comparison (the Compensation Peer Group) using objective selection criteria. The Compensation Peer Group is reviewed annually by the Committee.

The Compensation and Human Resources Committee considers companies primarily in the banking industry that are comparable to our Company based on market capitalization, geographic area and number of employees. The 2018 Compensation Peer Group includes financial institutions that fall within a range of $1.7 billion in assets to $8.3 billion in assets. All peer banks are located in the Northeast region and New York excluding New York City. The Committee believes this group provides an appropriate selection

Page 28	2019 PROXY STATEMENT

COMPENSATION OF NAMED EXECUTIVE OFFICERS

of publicly traded financial institutions representing the geographical area most probable to be considered for recruitment purposes. Further, the Committee believes the Compensation Peer Group information discloses compensation programs of similarly situated executives in comparable institutions, and the analysis is a useful comparative tool for the Committee in establishing executive compensation programs and individual criteria for its executives. Compared to 2017 Compensation Peer Group data, one financial institution was added to the 2018 Compensation Peer Group and one was omitted due to merger and acquisition activity.

The members of the 2018 Compensation Peer Group are:

FINANCIAL INSTITUTION	STATE	TICKER SYMBOL	FINANCIAL INSTITUTION	STATE	TICKER SYMBOL
Arrow Financial Corp.	NY	AROW	Enterprise Bancorp, Inc.	MA	EBTC

Bankwell Financial Group, Inc.	CT	BWFG	Financial Institutions, Inc.	NY	FISI

Blue Hills Bancorp, Inc.	MA	BHBK	First Bancorp, Inc.	ME	FNLC

Boston Private Financial Holdings, Inc.	MA	BPFH	Independent Bank Corp.	MA	INDB

Bridge Bancorp, Inc.	NY	BDGE	Hingham Institution for Savings	MA	HIFS

Brookline Bancorp, Inc.	MA	BRKL	Meridian Bancorp, Inc.	MA	EBSB

BSB Bancorp, Inc.	MA	BLMT	Tompkins Financial Corporation	NY	TMP

Cambridge Bancorp	MA	CATC	Trust Co Bank Corp NY	NY	TRST

Camden National Corp.	ME	CAC	United Financial Bancorp, Inc.	CT	UBNK

Century Bancorp, Inc.	MA	CNBK	Washington Trust Bancorp, Inc.	RI	WASH

Chemung Financial Corp.	NY	CHMG	Western New England Bancorp, Inc.	MA	WNEB

The Compensation Peer Group information is used as a guide in establishing reasonableness in our compensation program. The Committee did not target the elements of our compensation program at any specific level or percentile within the Compensation Peer Group, but used the information as a whole and the 50th percentile as a way to define our compensation program and assess the competitiveness and reasonableness of our pay practices. Rather than rely on a specific formula-based model, the Committee believes that retaining discretion to assess the overall performance of NEOs gives the Committee the ability to more accurately reflect individual contributions that cannot be absolutely quantified. The Committee also considers the senior incentive program tailored to provide emphasis on incentive compensation for the NEO group as an important component of our overall compensation program.

The Compensation and Human Resources Committee believes our financial results and total shareholder return (disclosed in our Form 10-K for the year ended December 31, 2018) compare favorably with our Compensation Peer Group indicating a solid pay-performance alignment. The Committee further believes the compensation established for its CEO and other NEOs provide an appropriate balance between market compensation and shareholder return. The Committee referenced market data including peer group and survey information along with guidance provided by Pearl Meyer in its process to establish and validate the appropriateness of our executive compensation compared to market and performance.

2019 PROXY STATEMENT	Page 29

COMPENSATION OF NAMED EXECUTIVE OFFICERS

The following table summarizes our 2018 NEO actual base and total cash compensation, as well as the 25%, 50%, and 75% market percentiles for base salary and total cash compensation at target bonus levels:

NAME	BHB 2018 BASE SALARY[1]	PEER GROUP RANGES OF BASE SALARIES[2]	BHB 2018 TOTAL CASH COMPENSATION[3]	PEER GROUP RANGES OF TOTAL CASH COMPENSATION[4]
Curtis C. Simard	$605,000	$488,000	$908,500	$702,000
		587,000		846,000
		680,000		978,000

Josephine Iannelli	390,000	255,000	550,000	334,000
		297,000		389,000
		361,000		473,000

Richard B. Maltz	390,000	252,000	550,000	331,000
		343,000		451,000
		403,000		529,000

Marion Colombo	290,000	183,000	435,000	224,000
		220,000		270,000
		277,000		339,000

John M. Mercier	290,000	255,000	390,000	330,000
		294,000		380,000
		316,000		409,000

[1]	Approved base salary figures as of year-end 2018 have been used for comparison purposes in this table. Ms. Colombo was hired on 02/12/2018 and her Total Cash Compensation includes a $30,000 sign-on bonus.
[2]	Represents, in order, the 25th, 50th, and 75th market percentile of base salaries.
[3]	Approved base salary figures at the end of 2018 plus the cash amount paid to each NEO under the 2018 Annual Incentive Program.
[4]	Represents, in order, the 25th, 50th, and 75th market percentile when measures against peers that includes base salary plus short term incentive cash payments at target levels.

The Compensation and Human Resources Committee also considers the relative scarcity of senior banking executive candidates in its immediate market area with skills and experience necessary to achieve future strategic goals, as well as the challenge in a very competitive market to recruit out-of-market candidates to work in rural Maine. The Committee does not use any formal, fixed or indexed criteria for establishing compensation levels for any of our NEOs within market identified ranges. The Committee believes the growth in total compensation provided to our executive officers should be weighted towards variable compensation including cash and equity incentives which tie directly to corporate performance with less emphasis upon growth in base salaries.

Compensation Plan Components

Our executive compensation program applicable to the NEOs is composed of the following primary components: (1) base salaries and benefits; (2) annual incentive cash compensation programs; (3) long-term incentives in the form of equity grants; and (4) retirement benefits including the Company's 401(k) plan.

PERFORMANCE YEAR 2018 PAY COMPONENTS

DESCRIPTION	HOW IT PAYS
Base	Salary/wages are paid on a standard, Company-wide schedule of 26 pay periods throughout the year.

Annual Cash Incentive	Awarded annually, subject to Board-approved formulas for Company-wide, group-specific performance measures, and individual performance measures.

Equity Incentives	Comprised of time- and performance-based Restricted Stock Units (RSUs) with three and one-year vesting periods (respectively).

401(k) Match	Up to statutory limits, the Company matches 100% of the first 3% of salary contributed, and 50% of the next 2% for a maximum match of 4%.

Bonus	Paid as a "sign-on" incentive or for specific achievements.

Other	The Company offers a wide range of Health & Welfare and other benefit programs to eligible employees, under the concept of a "Total Rewards" package.

Page 30	2019 PROXY STATEMENT

COMPENSATION OF NAMED EXECUTIVE OFFICERS

Base Salary and Benefits

Our executive compensation program provides base salaries and benefits, which include health, disability and life insurance programs, a 401(k) retirement program and vacation awards to compensate executive officers for the performance of core duties and responsibilities associated with their positions. The Compensation and Human Resources Committee reviews base salaries annually in the context of comparative industry information, as described above. The Committee also considers the specific contributions of the individual executive officer's leadership skills, contributions to our strategic initiatives, the officer's opportunity for professional growth, as well as market factors when it sets and adjusts base salaries. In addition, the Committee considers the prevailing economic climate, our overall performance, and our most current business plan.

Upon performance evaluations, and the advice and market salary data supplied by Pearl Meyer, the Compensation and Human Resources Committee made performance and market adjustments resulting in the approved base salaries for 2019 below:

NAMED EXECUTIVE OFFICER	2018 BASE SALARY	2019 BASE SALARY
Curtis C. Simard	$605,000	$635,000

Josephine Iannelli	390,000	405,000

Richard B. Maltz	390,000	405,000

Marion Colombo	290,000	300,000

John M. Mercier	290,000	300,000

Short-term, Annual Incentive Cash Compensation Program

During 2018, seven senior managers including the NEOs participated in an annual cash incentive compensation plan developed and reviewed under the guidance of Pearl Meyer. The program is designed to provide meaningful incentives tied to our annual initiatives to optimize profitability, growth, excellence in individual performance, and to promote teamwork among its participants. This plan was approved by the Board for 2018 and is detailed below.

Program Trigger.    In order for the Annual Incentive Program to initiate, we needed to achieve at least $32,694,000 in Net Income to Common Shareholders for 2018. If we did not meet this level, the plan would not pay out any awards for 2018 regardless of performance on other goals.

Incentive Payout Opportunity.    Each participant had a target incentive opportunity based on their role in the Company. The target incentive reflected a percentage of base salary determined to be consistent with competitive market practices. Actual awards varied based on achievement of specific goals. The opportunity reflects a range of potential awards. Actual awards ranged from 0% (for not achieving minimal performance) to 150% of target (for exceptional performance). The table below summarizes the potential incentive range.

Annual Incentive Program Measures.    The senior management team had predefined performance goals to determine their short-term incentive awards. Bar Harbor Bankshares common team goals for 2018 were Net Income, a credit asset quality measure of Non-Performing Loans as a Percentage of Total Loans, successful completion of strategic initiatives, and a well-managed Efficiency Ratio. The specific allocations of goals were weighted to reflect the focus and contribution for each position in the Company.

2018 SHORT-TERM INCENTIVE OPPORTUNITIES

ROLE	BELOW THRESHOLD	THRESHOLD (50% OF TARGET PERCENTAGE)	TARGET (100%)	STRETCH (150% OF TARGET PERCENTAGE)
President and CEO	0.00%	18.00%	42.00%	68.00%

EVP & CFO/COO	0.00	16.00	32.00	48.00

EVP	0.00	14.00	28.00	42.00

2019 PROXY STATEMENT	Page 31

COMPENSATION OF NAMED EXECUTIVE OFFICERS

The following tables and footnotes shows the specific performance goals for short-term incentive awards at Threshold, Target (budget or improvement over prior year measurements) and Stretch for each of the NEOs during 2018.

CURTIS C. SIMARD

PRESIDENT AND CHIEF EXECUTIVE OFFICER
Eligible Salary	$605,000	Eligible Salary	$605,000	Eligible Salary	$605,000
Incentive Threshold	18.00%	Incentive Target	42.00%	Incentive Stretch	68.00%
Incentive Threshold	$108,900	Incentive Target	$254,100	Incentive Stretch	$411,400

PERFORMANCE GOALS					PAYMENT RANGE

INCENTIVE MEASURES	THRESHOLD	TARGET	STRETCH	WEIGHT	THRESHOLD	TARGET	STRETCH
Strategic Initiatives	93.00%	100.00%	110.00%	30.00%	5.40%	12.60%	20.40%
NPL/Tloans[1]	2.00%	1.50%	1.25%	10.00%	1.80%	4.20%	6.80%
Efficiency Ratio	59.64%	58.47%	57.30%	10.00%	1.80%	4.20%	6.80%
Net Income ($thousands)	$32,694	$35,155	$38,671	50.00%	9.00%	21.00%	34.00%

TOTALS				100.00%	18.00%	42.00%	68.00%

JOSEPHINE IANNELLI

EXECUTIVE VICE PRESIDENT CHIEF FINANCIAL OFFICER AND TREASURER
Eligible Salary	$390,000	Eligible Salary	$390,000	Eligible Salary	$390,000
Incentive Threshold	16.00%	Incentive Target	32.00%	Incentive Stretch	48.00%
Incentive Threshold	$62,400	Incentive Target	$124,800	Incentive Stretch	$187,200

PERFORMANCE GOALS					PAYMENT RANGE

INCENTIVE MEASURES	THRESHOLD	TARGET	STRETCH	WEIGHT	THRESHOLD	TARGET	STRETCH
Strategic Initiatives	93.00%	100.00%	110.00%	30.00%	4.80%	9.60%	14.40%
NPL/Tloans[1]	2.00%	1.50%	1.25%	10.00%	1.60%	3.20%	4.80%
Efficiency Ratio	59.64%	58.47%	57.30%	10.00%	1.60%	3.20%	4.80%
Net Income ($thousands)	$32,694	$35,155	$38,671	50.00%	8.00%	16.00%	24.00%

TOTALS				100.00%	16.00%	32.00%	48.00%

RICHARD B. MALTZ

EXECUTIVE VICE PRESIDENT., CHIEF OPERATING OFFICER AND CHIEF RISK OFFICER
Eligible Salary	$390,000	Eligible Salary	$390,000	Eligible Salary	$390,000
Incentive Threshold	16.00%	Incentive Target	32.00%	Incentive Stretch	48.00%
Incentive Threshold	$62,400	Incentive Target	$124,800	Incentive Stretch	$187,200

PERFORMANCE GOALS					PAYMENT RANGE

INCENTIVE MEASURES	THRESHOLD	TARGET	STRETCH	WEIGHT	THRESHOLD	TARGET	STRETCH
Strategic Initiatives	93.00%	100.00%	110.00%	30.00%	4.80%	9.60%	14.40%
NPL/Tloans[1]	2.00%	1.50%	1.25%	10.00%	1.60%	3.20%	4.80%
Efficiency Ratio	59.64%	58.47%	57.3%	10.00%	1.60%	3.20%	4.80%
Net Income ($thousands)	$32,694	$35,155	$38,671	50.00%	8.00%	16.00%	24.00%

TOTALS				100.00%	16.00%	32.00%	48.00%

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COMPENSATION OF NAMED EXECUTIVE OFFICERS

MARION COLOMBO

EXECUTIVE VICE PRESIDENT DIRECTOR OF RETAIL DELIVERY
Eligible Salary	$290,000	Eligible Salary	$290,000	Eligible Salary	$290,000
Incentive Threshold	14.00%	Incentive Target	28.00%	Incentive Stretch	42.00%
Incentive Threshold	$40,600	Incentive Target	$81,200	Incentive Stretch	$121,800

PERFORMANCE GOALS					PAYMENT RANGE

INCENTIVE MEASURES	THRESHOLD	TARGET	STRETCH	WEIGHT	THRESHOLD	TARGET	STRETCH
Strategic Initiatives	93.00%	100.00%	110.00%	30.00%	4.20%	8.40%	12.60%
NPL/Tloans[1]	2.00%	1.50%	1.25%	10.00%	1.40%	2.80%	4.20%
Efficiency Ratio	59.64%	58.47%	57.30%	10.00%	1.40%	2.80%	4.20%
Net Income ($thousands)	$32,694	$35,155	$38,671	50.00%	7.00%	14.00%	21.00%

TOTALS				100.00%	14.00%	28.00%	42.00%

JOHN M. MERCIER

EXECUTIVE VICE PRESIDENT CHIEF LENDING OFFICER
Eligible Salary	$290,000	Eligible Salary	$290,000	Eligible Salary	$290,000
Incentive Threshold	14.00%	Incentive Target	28.00%	Incentive Stretch	42.00%
Incentive Threshold	$40,600	Incentive Target	$81,200	Incentive Stretch	$121,800

PERFORMANCE GOALS					PAYMENT RANGE

INCENTIVE MEASURES	THRESHOLD	TARGET	STRETCH	WEIGHT	THRESHOLD	TARGET	STRETCH
Strategic Initiatives	93.00%	100.00%	110.00%	30.00%	4.20%	8.40%	12.60%
NPL/Tloans[1]	2.00%	1.50%	1.25%	10.00%	1.40%	2.80%	4.20%
Efficiency Ratio	59.64%	58.47%	57.3%	10.00%	1.40%	2.80%	4.20%
Net Income ($thousands)	$32,694	$35,155	$38,671	50.00%	7.00%	14.00%	21.00%

TOTALS				100.00%	14.00%	28.00%	42.00%

[1]	Non Performing Loans (NPL's) include all loans on non-accrual status as of December 31, 2018 as measured against total loans.

Annual Incentive Payment Summary

Below is a summary of the annual incentive awards paid for 2018 performance:

NAMED EXECUTIVE OFFICER	PERCENTAGE OF BASE	TOTAL PAYOUT	NET INCOME	EFFICIENCY RATIO	NPL/ TLOANS	STRATEGIC GOALS
Curtis C. Simard	50.16%	$303,500	$151,750	$30,350	$30,350	$91,050
Josephine Iannelli	41.03%	160,000	80,000	16,000	16,000	48,000
Richard B. Maltz	41.03%	160,000	80,000	16,000	16,000	48,000
Marion Colombo	39.65%	115,000	57,500	11,500	11,500	34,500
John M. Mercier	34.48%	100,000	50,000	10,000	10,000	30,000

Totals		$838,500	$419,250	$83,850	$83,850	$251,550

Details of the above are disclosed in Threshold, Target and Stretch categories in the "Grants of Plan-Based Awards" table under the heading "Executive Compensation Tables" found elsewhere in this proxy statement.

Long-term Incentives

Equity Plans.    Since adopting the first Stock Option Plan in 2000, we have provided certain officers, including our NEOs, with an equity-based compensation component. This compensation component is used to align the interests of our participating officers and managers, particularly executive officers, with those of shareholders over a long-term horizon, and to serve as a retention tool. Grants are made for qualified individuals, and from time-to-time, for special recognition. Our Board adopted the 2015 Equity Plan ("the 2015 Plan"), which was approved by shareholders at the 2015 Annual Meeting of Shareholders, under which equity grants may currently be issued. Information pertaining to outstanding options and equity awards are disclosed in the "Outstanding Equity Awards at Fiscal Year-end" table found on page 38 in this proxy statement.

Our Board utilizes a Long-Term Incentive Program for senior management members as part of their total compensation.

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COMPENSATION OF NAMED EXECUTIVE OFFICERS

Pearl Meyer assisted the Compensation and Human Resources Committee with the initial plan design and periodically evaluates appropriate reward levels. The program is designed to be made up of three-year rolling plans utilizing shares made available through the 2009 and 2015 Equity Plans. Grants may be given in time-vested restricted stock, performance-vested restricted stock, or a combination of both. The purpose of the program is to align executives' interests with shareholder interests, increase executive stock ownership, and ensure sound risk management by providing a balanced view of performance and reward over a longer time horizon. The program also positions our total compensation offerings to be competitive with the market to attract and retain strong talent which is needed to drive our success.

The Board has approved Long-Term Incentive Programs covering the 2016-2018, 2017-2019, 2018-2020, and 2019-2021 calendar years. Seven current senior managers, including the NEOs, participate in these Long-Term Incentive Programs. Target reward opportunities are based on role. Equity awards are calculated as a percentage of base salary to determine the number of shares available for awards. See the Table Grants of Plan Based Awards (columns f-i) on page 36 to reference the actual shares awarded under the 2018-2020 Plan year to each NEO.

The following table shows the performance goals for the long-term incentive awards at Threshold, Target and Stretch for role of the participants within the 2018-2020 Plan:

2018-2020 LONG-TERM INCENTIVE

ROLE	GRANT	BELOW THRESHOLD	THRESHOLD PERCENTAGE OF SALARY	TARGET PERCENTAGE OF SALARY	STRETCH PERCENTAGE OF SALARY
President and CEO	Time-vested		N/A	20.00%	N/A
	Performance	0%	10.00%	20.00%	30.00%

EVP CFO/COO	Time-vested		N/A	15.00%	N/A
	Performance	0%	8.00%	15.00%	22.00%

EVP	Time-vested		N/A	12.50%	N/A
	Performance	0%	6.25%	12.50%	18.75%

The Long-Term Incentive Programs consist of both time-vested restricted shares and performance shares. Fifty percent of the grants to each participant are time-vested with a third of the shares vesting in each of the years covered. Grants are contingent upon continued employment with a pro-rated portion vesting in the event of a participant retirement, death, or disability. The time-vested shares also have a post-vesting holding period of three years for shares under the 2016-2018, 2017-2019 and 2018-2020 Long-Term Incentive Programs. At the time of vesting, sufficient shares may be withheld to cover the executive's tax liabilities.

The remaining 50% of the shares are performance-vested shares to be awarded at the end of the three-year measurement period and upon attainment of the performance goals. Relative Return on Assets ("ROA") measured against the SNL $1.5 billion to $6 billion Bank Index peer group will determine the performance award for 2018-2020 Plan. The average of the twelve quarters within the plan measurement year is calculated and measured against peer results for the same period. A result below the 45th percentile of the peer group would fall below Threshold and no payment would be due or paid. Target is calculated at the 50th percentile when measured against the peer group, and the plan Stretch is capped at the 75th percentile. In addition to relative ROA, there is a Total Shareholder Return ("TSR") modifier to further align shareholder interest. If our TSR calculation for the same performance measurement period is negative, a payout cannot exceed Threshold regardless of the relative ROA performance results.

Benefits, Retirement and Post-Termination Compensation Elements

We provide a 401(k) plan for all employees meeting minimum age and service requirements. We also maintain employment agreements with NEOs Simard and Iannelli, and change in control agreements for NEOs Maltz, Colombo and Mercier. These agreements provide for, among other things, the payment of their salary and other specified benefits for a period of 24 to 36 months in the event of both a change of control and subsequent termination (or constructive termination) within set timeframes after a change in control, unless such termination was for cause. These specific payments and timeframes were established under the advice of a compensation consultant and employment attorney as representative of similar type agreements in the industry.

The Compensation and Human Resources Committee feels these agreements are necessary to provide a competitive total compensation plan to attract and retain the employment of our current and future NEOs.

Other Compensation and Benefits

In addition, all executive officers can participate in certain group health, dental, disability and term life insurance benefits. In accordance with our policy, all such benefits are generally available to our employees including employees of our subsidiaries.

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COMPENSATION OF NAMED EXECUTIVE OFFICERS

Clawback Provision

We have provisions in our incentive programs guidance requiring each current and former executive officer to forfeit any erroneously awarded incentive-based compensation. This incentive-based compensation would have been received by any such officer during the three completed years preceding the dale on which the Company Is required to prepare an accounting restatement due to the material non-compliance of the Company with any financial reporting requirement under the federal securities laws. None of our directors or executives were required to forfeit any such erroneously awarded incentive-based compensation in 2018.

Our provisions further state that the altering, inflating and/or inappropriate manipulation of performance/financial results or any other infraction of recognized ethical business standards will subject any participant to disciplinary action up to and including termination of employment. In addition, any incentive compensation as provided by the plan to which the participant would otherwise be entitled will be revoked or subject to "clawback."

All cash and equity awards proposed under the 2019 Equity Plan will be subject to clawback, cancellation, recoupment, rescission, payback, reduction, or similar action in accordance with the terms of any Company clawback or similar policy or any applicable law related to such actions, as may be in effect from time-to-time.

Stock Ownership Guidelines

Our Bylaws require that each director own a minimum of 500 shares no later than one year following their initial election to the Board. In addition, our Board has implemented a policy requiring each director to own a minimum of five times his or her annual stipend. Ownership must be attained within five years of a director's initial election and may include their 500 qualifying shares.

All current director nominees will exceed or will meet their five year timeline ownership requirement under this policy for 2018.

While all of our executive officers hold Company stock and may be granted shares in the future under our equity programs, we do not have specific guidelines regarding stock ownership for our NEOs at this time. Our Board has implemented retention periods on equity issued under our Long Term Incentive Program for NEOs. We encourage NEO stock ownership and review overall ownership levels on a periodic basis.

Policy on Code Section 162(m)

Section 162(m) of the Code disallows publicly traded companies from receiving a tax deduction on compensation paid to certain executive officers in excess of $1 million unless, among other things, the compensation meets the requirements for performance-based compensation in years 2018 or prior. In structuring the compensation programs and in determining executive compensation, the Compensation and Human Resources Committee takes into consideration the deductibility limit for compensation and the performance-based requirements of Section 162(m). However, while the Committee recognizes the importance of tax deductibility and endeavors to formulate its compensation program in a tax-effective manner, it also believes it is critical to balance tax deductibility with ensuring our programs are designed appropriately to recognize and reward executive performance. Hence, at times current tax deductibility limits may be exceeded.

2019 PROXY STATEMENT	Page 35

COMPENSATION OF NAMED EXECUTIVE OFFICERS

Summary Compensation Table

The following table discloses compensation for the years ended December 31, 2018, 2017 and 2016 received by the NEOs.

NAME AND PRINCIPAL POSITION	YEAR	BASE SALARY RECEIVED[1]		BONUS		STOCK AWARDS[2]		NON-EQUITY INCENTIVE PLAN COMPENSATION	CHANGE IN PENSION VALUE AND NONQUALIFIED DEFERRED COMPENSATION EARNINGS	ALL OTHER COMPENSATION[3]	TOTAL ($)
Curtis C. Simard	2018	$605,000		$		$302,481		$303,500	$	$30,235	$1,241,216
President & CEO of	2017	525,000		—		350,369		299,250	—	28,415	1,203,034
the Company/BHBT	2016	464,000		—		169,853		222,627	—	23,035	879,515

Josephine Iannelli	2018	390,000				144,261		160,000		28,204	722,465
EVP, CFO and Treasurer of	2017	350,000		—		179,978		147,000	—	41,469	718,447
the Company/BHBT	2016	53,846	[4]	130,000	[5]	139,386		19,751	—	1,731	344,714

Richard B. Maltz	2018	390,000				144,261		160,000		23,838	718,099
EVP, Chief Operating Officer and	2017	350,000		—		204,984		147,000	—	23,638	725,622
Chief Risk Officer of BHBT	2016	309,808		—		119,620		103,459	—	14,076	546,963

Marion Colombo	2018	245,385	[4]	30,000	[6]	160,296	[7]	115,000	—	28,631	579,312
EVP, Director of Retail Delivery

John M. Mercier	2018	290,000		—		90,585		100,000	—	29,269	509,854
EVP, Chief Lending Officer

[1]	Included in salary amounts for each NEO are monies they deferred pursuant to our 401(k) Plan, which allows our employees and employees of our wholly owned subsidiaries to defer monies from their compensation, subject to applicable limitations in Code Section 401(k), and amounts deferred pursuant to our Section 125 Cafeteria Plan providing health, life, and disability insurance benefits. Employees, including NEOs, are paid on a bi-weekly basis.
[2]	Amounts in this column represent grants issued to NEOs under the Long Term Incentive Plans computed at the probable level of Stretch performance in accordance with FASB ASC Topic 718. See Note 14 Stock Based Compensation Plans to our financial statements included in our Annual Report Form 10-K filed for the year ending December 31, 2018.
[3]	Other Annual Compensation includes match and contribution amounts into our 401(k) plan in the same formula and schedule as available to all other employees and such other items as imputed life insurance amounts on group term insurance in excess of the allowable $50,000, non-taxable IRS limit. Please see the table following these footnotes for further detail.
[4]	Base salary for Ms. Iannelli and Ms. Colombo represent pro-rated amounts of their approved annualized base salaries representing the time worked during the identified year.
[5]	Ms. Iannelli received a sign on bonus of $100,000 upon joining the Company in October 2016 and an additional discretionary payment of $30,000 in recognition of her strategic contribution to the Company during 2016.
[6]	Ms. Colombo received a sign on bonus of $30,000 upon joining the Company in February 2018.
[7]	Ms. Colombo was granted a pro rata share of long-term performance stock awards for 2016-2018, 2017-2019, and 2018-2020 upon joining the Company in February 2018.

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COMPENSATION OF NAMED EXECUTIVE OFFICERS

The NEOs also participate in certain group life, health and disability insurances and medical reimbursement plans not disclosed in the Summary Compensation Table that are generally available to all employees and do not discriminate in scope, terms and operation. The table below provides detail on the amounts comprising the column entitled "All Other Compensation" contained in the Summary Compensation Table for 2018.

NAME	EMPLOYER 401(K) CONTRIBUTION MATCH	MEMBERSHIP DUES	HOUSING ALLOWANCE	AUTOMOBILE ALLOWANCE	IMPUTED LIFE INSURANCE	TOTAL
Curtis C. Simard	$11,000	$2,975	$—	$15,000	$1,260	$30,235

Josephine Iannelli	11,000	—	6,214	10,000	990	28,204

Richard B. Maltz	11,000	—	—	10,000	2,838	23,838

Marion Colombo	9,815	1,592	—	16,154	1,069	28,631

John M. Mercier	11,000	7,430	—	8,146	2,693	29,269

[1]	Membership Dues include payment of membership or participation fees to fitness, country club, or similar organizations.

We may provide non-cash perquisites that are not disclosed in the table above with a de minimis value such as incidental service fee waivers on deposit accounts or safe deposit rental fees.

Grants of Plan-Based Awards

The following table sets forth information regarding the 2018-2020 long-term plan-based awards granted to the NEOs during the last fiscal year under the 2018 Annual Incentive Plan. Amounts disclosed are based on 2018 eligible salaries received by the participants. The time-vested grants under the 2018-2020 Long Term Incentive Plan are shown under Target, and the range of the possible performance awards pursuant to the 2018-2020 Long Term Incentive Plan is also disclosed for each participant.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards[1]			Estimated future payouts under equity incentive plan awards[2]			All other stock awards: Number of	Grant date fair value of

Name (a)	Grant Type (b)	Grant Date (c)	Threshold ($) (d)	Target ($) (e)	Stretch ($) (f)	Threshold (#) (g)	Target (#) (h)	Stretch (#) (i)	stock units[3](#) (j)	stock awards[4] (#) (k)
Curtis C. Simard	Short-term		$108,900	$254,100	$411,400
	Time-vested	1/2/2018							4,481	$120,987
	Performance	1/2/2018				2,240	4,481	6,721		181,494

Josephine Iannelli	Short-term		62,400	124,800	187,200
	Time-vested	1/2/2018							2,166	58,482
	Performance	1/2/2018				1,155	2,166	3,176		85,779

Richard B Maltz	Short-term		62,400	124,800	187,200
	Time-vested	1/2/2018							2,166	58,482
	Performance	1/2/2018				1,155	2,166	3,176		85,779

Marion Colombo[5]	Short-term		40,600	81,200	121,800
	Time-vested	2/20/2018							2,329	64,119
	Performance	2/20/2018				1,164	2,329	3,493		96,177

John M. Mercier	Short-term		40,600	81,200	121,800
	Time-vested	1/2/2018							1,342	36,234
	Performance	1/2/2018				671	1,342	2,013		54,381

[1]	The Annual Incentive Program detail in columns (d), (e), and (f) represents the possible payouts ranges based on Stretch performance level for the calendar year ended December 31, 2018.
[2]	Amounts in columns (g), (h), and (i) represent the number of performance shares granted under the Long-Term Incentive Plans in 2018.
[3]	The first listed amount in column (j) represents the number of time-vested shares granted to NEOs in 2018 under the Long Term Incentive Plans.
[4]	Fair values of performance awards in column (k) are determined based on Stretch performance level.
[5]	Ms. Colombo was granted a pro rata share of long-term performance stock awards for 2016-2018, 2017-2019, and 2018-2020 upon joining the Company in February 2018.

2019 PROXY STATEMENT	Page 37

COMPENSATION OF NAMED EXECUTIVE OFFICERS

Outstanding Equity Awards at Fiscal Year-End-2018

	STOCK AWARDS

NAME (a)	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED[1] (b)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED[1] (c)	EQUITY INCENTIVE PLAN AWARDS; NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED[2] (d)	EQUITY INCENTIVE PLAN AWARDS; MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED[2] (e)
Curtis C. Simard	11,318	$253,863	16,004	$358,959

Josephine Iannelli	5,780	129,645	7,851	176,098

Richard B. Maltz	6,404	143,642	8,543	191,608

Marion Colombo	2,329	52,239	3,494	78,359

John M. Mercier	2,311	51,836	4,113	92,255

[1]	Amounts in column (b) represent time-vested shares payable in 2019, 2020 and 2021. The amount in column (c) represents the total value of those shares at December 31, 2018 at the closing price of $22.43 per share.
[2]	Amounts in column (d) represent the performance shares payable in 2019, 2020, and 2021 if paid at Stretch level. The amounts in column (e) represent the total value of those shares at December 31, 2018 at the closing price of $22.43 per share.

Stock Vested in 2018

	STOCK AWARDS[1]

NAME	NUMBER OF SHARES ACQUIRED ON VESTING	VALUE REALIZED ON VESTING[1]
Curtis C. Simard	9,263	$275,191

Josephine Iannelli	3,852	114,226

Richard B. Maltz	5,437	161,326

Marion Colombo	N/A	N/A

John M. Mercier	947	28,391

[1]	This represents the number and dollar value, respectively, of restricted time-vested shares issued in 2018 to NEOs under the 2014-2016, 2015-2017, and 2016-2018 Long Term Incentive Programs and the performance shares issued under the 2014-2016 plan. Depending on the plan period, the time-vested shares must be held for a period of one to three years after issue and performance shares are required to be held for a three year period.

No NEO held stock options at December 31, 2018.

No NEOs have Pension Benefits or activity in any Nonqualified Deferred Compensation plan or SERP.

Potential Payments Upon Termination of Employment or Change in Control

Executive Employment Agreements.    We have entered into executive employment agreements with Mr. Simard and Ms. Iannelli that provide severance benefits to the executive in connection with termination of employment either by us without "cause" or by the executive for "good reason" (as those terms are defined in the employment agreements). The amount of severance depends, in part, on whether the termination of employment occurs prior to a change in control ("non-CIC severance"), or in anticipation of, or within 12 months after, a change in control ("CIC severance"). In each case, severance payments are conditioned on the executive providing us with a release of claims. The following briefly summarizes the severance benefits payable to each executive under the agreements:

  •
  Non-CIC severance
    •
    For Mr. Simard, his employment agreement provides for (i) cash severance equal to his base salary for the remainder of the term of his employment agreement (currently scheduled to remain in effect through December 31, 2021), payable in a lump sum; (ii) pro-rata annual incentive award for the year of termination; (iii) group health benefits (including medical, vision and dental benefits) for the remainder of the employment term (currently, through December 31, 2021) or 18 months (if longer); and (iv) full vesting of all outstanding equity awards, with assumed target performance for performance-based awards.

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COMPENSATION OF NAMED EXECUTIVE OFFICERS

    •
    For Ms. Iannelli, her employment agreement provides for (i) cash severance equal to two years' of base salary, payable in a lump sum; and (ii) a payment equal to 18 months of our share of premium contributions for group health benefits (including medical, vision and dental benefits).

  •
  CIC severance

  •
  For Mr. Simard, his employment agreement provides for (i) cash severance equal to three times the sum of Mr. Simard's base salary and target annual bonus, payable in a lump sum; (ii) pro-rata annual incentive award for the year of termination; (iii) group health benefits (including medical, vision and dental benefits) for 36 months; and (iv) full vesting of all outstanding equity awards, with assumed target performance for performance-based awards.

  •
  For Ms. Iannelli, her employment agreement provides for (i) cash severance equal to two years' of base salary, payable in a lump sum; and (ii) a payment equal to 18 months of our share of premium contributions for group health benefits (including medical, vision and dental benefits).

Executive Change in Control Severance Plan.    The named executive officers other than Mr. Simard and Ms. Iannelli do not have employment agreements and do not participate in any arrangements entitling the executive to non-CIC severance. The named executive officers do, however, participate in our Executive Change in Control Severance Plan. The plan provides participating executives with severance benefits in the event that (i) a change in control occurs, and (ii) within 12 months after the change in control, the executive's employment is terminated by us without cause or by the executive for good reason (as those terms are defined in the plan). If a qualifying termination occurs, the executive is eligible for severance benefits equal to a specified number of months of base salary and a specified number of months of COBRA premiums for group health coverage (to the extent the COBRA premiums exceed active employee premium rates). Mr. Maltz is eligible for 24 months of salary and 18 months of COBRA premiums, and the other named executive officers are eligible for 24 months of salary and 12 months of COBRA premiums.

Equity Awards.    Our equity award agreements and the related long-term incentive plan program documents address treatment of equity awards upon termination of employment or change in control. Under these provisions, the awards vest on a prorated basis in case of termination of employment due to death, disability, or retirement (defined as attainment of age 65 or attainment of age 60 with at least 10 years of service), based on actual performance for performance-based awards. None of the named executive officers were eligible for retirement as of the end of the last fiscal year. For any other termination of employment before vesting, the awards forfeit. The award agreements and program documents also provide for full vesting of outstanding equity awards upon the occurrence of a change in control (i.e., without requirement of a subsequent termination of employment), based on target performance in case of performance-based awards.

No Change in Control Excise Taxes.    None of these arrangements include payments of excise taxes in case of a change in control. The employment agreements and Executive Change in Control Severance Plan instead provide for a cutback in any change in control payments to the extent a cutback would result in a greater after-tax payment to the executive.

The following table estimates the amount that would have been payable to each named executive officer under the arrangements described above assuming the applicable employment termination event or change in control had occurred as of the end of the last fiscal year. The value of equity awards that vest is based on the closing price of our common stock at the end of the last fiscal year and assumes target performance in case of performance-based awards.

2019 PROXY STATEMENT	Page 39

COMPENSATION OF NAMED EXECUTIVE OFFICERS

Termination and Change in Control Benefits

Termination Event	Curtis C. Simard	Josephine Iannelli	Richard B Maltz	Marion Colombo	John M. Mercier
Termination Without Cause or With Good Reason—Not in Connection with Change in Control
Cash severence	$1,210,000	$780,000	—	—	—
Pro rata bonus	303,500	160,000	—	—	—
Benefits	37,729	26,023	—	—	—
Equity vesting	493,168	247,044	—	—	—
Total	$2,044,397	$1,213,067	—	—	—

Termination Without Cause or With Good Reason—In Connection with Change in Control[1]
Cash severence	$1,210,000	$780,000	—	—	—
Pro rata bonus	303,500	160,000	—	—	—
Benefits	37,729	26,023	—	—	—
Equity vesting	—	—	—	—	—
Total	$1,551,229	$966,023	—	—	—

Death, Disability or Retirement[2]
Cash severence	—	—	—	—	—
Pro rata bonus	—	—	—	—	—
Benefits	—	—	—	—	—
Equity vesting	329,887	166,326	185,442	58,243	74,385
Total	$329,887	$166,326	$185,442	$58,243	$74,385

Any Other Termination of Employment
Cash severence	—	—	—	—	—
Pro rata bonus	—	—	—	—	—
Benefits	—	—	—	—	—
Equity vesting	—	—	—	—	—
Total	—	—	—	—	—

Closing of Change in Control
Cash severence	—	—	—	—	—
Pro rata bonus	—	—	—	—	—
Benefits	—	—	—	—	—
Equity vesting	493,168	247,044	—	—	—
Total	$493,168	$247,044	—	—	—

[1]	The termination of employment is in connection with a change in control if (i) for Mr. Simard and Ms. Iannelli, it occurs in anticipation of, or within 12 months after, a change in control, and (ii) for the other named executive officers, it occurs within 12 months after a change in control.
[2]	None of the named executive officers were eligible for retirement for purposes of the equity award agreements as of the end of December 31, 2018.

Equity Awards Outstanding and Available

The following table sets forth the aggregate information of our equity compensation plans in effect as of December 31, 2018. There are no compensation plans under which equity securities may be issued that have not been approved by our shareholders.

PLAN CATEGORY	NUMBER OF SECURTIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS.	WEIGHTED-AVERAGE EXERCISE PRICES OF OUTSTANDING OPTIONS WARRANTS AND RIGHTS	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS
Equity Compensation plans approved by security holders	240,242	5.7871	117,134	[1]
Equity Compensation plans not approved by security holders	—	N/A	500,000	[2]

Total

[1]	No shares will be granted under the 2015 Equity Plan after May 19, 2019.
[2]	Number of shares proposed under the 2019 Equity Plan from Proposal 2.

Page 40	2019 PROXY STATEMENT

CEO PAY RATIO

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Curtis C. Simard, our Chief Executive Officer and President ("CEO") as of the end of 2018, our last completed fiscal year:

CEO PAY RATIO
CEO Annual Total Compensation	$1,241,216

Median Employee Annual Total Compensation	$55,330

CEO to Median Employee Pay Ratio	22:1

Based on this information, we reasonably estimate that for 2018 our CEO's annual total compensation was approximately 22 times that of the median of the annual total compensation of all our employees.

To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our median employee and our CEO for this purpose, we took the following steps:

  •
  We selected, November 16, 2018 which is within the last three months of 2018, as the date upon which we would identify the "median employee" because it enabled us to make such identification in a reasonably efficient and economical manner.

  •
  We identified the "median employee" from our employee population excluding the CEO by including the annualized base salary calculated on their November 16, 2018 compensation rate, overtime, incentives, commissions, matching contributions to participants in our Section 401(k) plan, and the employer subsidy contributions for our health programs.

  •
  We annualized the compensation of the employees who were hired in 2018, but did not work for us for the entire fiscal year.

Since we do not widely distribute annual equity awards to our employees, such awards were excluded from our compensation measure for identifying our median employee.

We identified our median employee using compensation measures identified in (b) consistently applied to all our employees included in the calculation.

CEO Employment Agreement

In February 2018 we executed a new CEO Employment Agreement with Mr. Simard in order to retain Mr. Simard.

The term of the Employment Agreement is three years from January 1, 2018, with automatic one-year renewals each January 1st thereafter unless we elect not to extend the term of the Employment Agreement by providing Mr. Simard with 90 days' written notice. The Employment Agreement includes certain restrictive covenants with respect to competition and non-solicitation of customers and employees that apply during the term of the Employment Agreement and for a period of one-year following Mr. Simard's termination of employment, the geographic scope of which has been expanded to cover a fifty mile radius of any location where the employer maintains an office as of the date of the termination of employment.

Under the terms of the Employment Agreement, Mr. Simard is entitled to receive an annual base salary of $605,000, which amount is not subject to automatic increase, but will be reviewed annually, and further provides that his base compensation will not be reduced downward during the term of the Employment Agreement. Mr. Simard will be eligible to continue to participate in our annual incentive and long-term incentive plans approved by the Board and in our medical, dental, disability, retirement, life insurance, and other employee benefit plans.

If Mr. Simard's employment is terminated by the employer without "cause" or he resigns for "good reason" (each as defined in the Employment Agreement), Mr. Simard is entitled to receive, in addition to accrued benefits, 1) a lump sum payment equal to the base compensation that would have been paid during the remaining unexpired term of the Employment Agreement; 2) insurance continuation for the greater of the remaining unexpired term of the Employment Agreement or the duration of COBRA coverage; 3) payment of a pro-rated amount of any incentive compensation earned for the calendar year of termination; and 4) immediate vesting of all time-based equity awards and vesting at target of all performance-based equity awards.

In addition, if Mr. Simard's employment is terminated by the employer without cause or he resigns for good reason within six months prior to or within twelve months following a change in control (as defined in the Employment Agreement), then, in addition to accrued benefits, he is entitled to receive 1) a lump sum payment equal to three times his base compensation and target bonus in effect during the year of termination; 2) insurance continuation for three years; 3) payment of a pro-rated amount of any incentive compensation earned for the calendar year of termination; and 4) immediate vesting of all time-based equity awards and vesting at target of all performance-based equity awards. If the payment of the severance benefits upon a change in control is determined to constitute an "excess parachute payment" under Code Section 280G, then the payments will be reduced so that no portion of the severance benefits will be non-deductible to the Company or will be subject to excise taxes.

2019 PROXY STATEMENT	Page 41

CEO PAY RATIO

Compensation of the CEO.    On an annual basis, the Compensation and Human Resources Committee reviews the existing compensation plan for our CEO. This Committee reviews his compensation plan specific to our overall performance, the achievement of certain financial and non-financial goals and the judgment of the entire Board as to the quality of his leadership. In addition, the Committee will compare his compensation to CEOs of our Compensation Peer Group and salary survey information for comparable positions. In making these comparisons, the Committee will take into account appropriate differences in the size, business model, and financial performance of the other banking institutions.

In accordance with the CEO Employment Agreement, the Committee reviews his base salary no less often than annually and may recommend an increase in his base salary to the Board at the Committee's sole discretion.

As further discussed below, Mr. Simard participated in the structured annual incentive cash compensation plan provided to all executive officers. During 2018, Mr. Simard earned an award amounting to $303,500.

During 2018, the Compensation and Human Resources Committee granted Mr. Simard restricted time-vested shares and the potential for an issue of restricted performance shares under the 2018-2020 Long Term Incentive Program. He is required to hold the time-vested and any performance shares issued for a minimum of three years from the issue date. Mr. Simard is a member of the Board and does not receive any director fees for participating in the activities of the Board.

Other Employment Agreements, Change in Control, Confidentiality and Non-Competition Agreements.    We entered into an Employment Agreement with Ms. Iannelli which includes change in control, confidentiality and non-competition provisions. This agreement provides Ms. Iannelli severance of salary for 24 months and benefits for a period of 18 months in the event of both a change of control of the Company and subsequent termination (or constructive termination) within 12 months after a change of control, unless such termination was for cause. In addition, Ms. Iannelli's equity grants will vest in accordance with the terms of the plans under which they were granted and vest fully upon a change in control.

We have also entered into an Executive Change in Control Severance Plan with BHBT's Executive Vice Presidents, Richard B. Maltz, Marion Colombo, and John M. Mercier along with six other management employees. Their agreements provide for severance of salary for a period of 24 to 36 months in the event of both a change of control of the Company and subsequent termination (or constructive termination) within 12 months of a change of control, unless such termination was for cause.

All of these agreements were entered into as part of a total compensation program to attract and/or retain qualified executives and not entered into in response to any effort known to the Board by any party or entity to acquire control of the Company.

Incentive Cash Compensation.    During 2018, Messrs. Simard, Maltz, Mercier, and Mss. Iannelli and Colombo participated in an annual cash incentive compensation program with team goals representing opportunities for incentive payments. We paid out a total of $840,500 in February 2019 to the five NEOs based on the 2018 measurement period.

The plan is based on a balance of multiple measures, layered oversight, and reasonable ceilings for exceptional performance. These two basic plan features structure the plan to discourage excessive risk but rewards strong performance. The Compensation and Human Resources Committee and the Board Risk Committee both reviewed the plan design to insure it is in line with best practices for risk.

Page 42	2019 PROXY STATEMENT

PROPOSAL 2
APPROVAL OF THE 2019 EQUITY PLAN

Proposal 2 Approval of the 2019 Equity Plan

On April 9, 2019, our Board of Directors approved, subject to stockholder approval, the Bar Harbor Bankshares 2019 Equity Plan (the "2019 Plan"). If the 2019 Plan is approved by our stockholders, it will authorize the issuance of up to 500,000 shares of our common stock for the grant of awards under the Plan.

The 2019 Plan will replace our 2015 Equity Incentive Plan (the "Prior Plan"), and no new awards will be granted under the Prior Plan. Any awards outstanding under the Prior Plan on the date of stockholder approval of the 2019 Plan will remain subject to and be paid under the Prior Plan, and any shares subject to outstanding awards under the Prior Plan that subsequently expire, terminate, or are surrendered or forfeited for any reason without issuance of shares will automatically become available for issuance under the 2019 Plan.

Our Board recommends that stockholders approve the 2019 Plan. The purpose of the 2019 Plan is to:

  •
  enhance our ability to attract and retain highly qualified officers, non-employee directors, key employees, contractors and consultants

  •
  motivate employees, officers, non-employee directors, consultants and advisors to serve the Company and to expend maximum effort to improve our business results and earnings by providing an opportunity to acquire or increase a direct proprietary interest in our operations and future success

The 2019 Plan allows us to promote greater ownership by employees, officers, non-employee directors, consultants and advisors in order to align their interests more closely with the interests of our stockholders. Stockholder approval of the 2019 Plan will enable us to grant awards under the 2019 Plan that are designed to qualify for special tax treatment under Section 422 of the Internal Revenue Code.

Key Features

The following features of the 2019 Plan will protect the interests of our stockholders:

  •
  Limitation on terms of stock options and stock appreciation rights.    The maximum term of each stock option and stock appreciation right, or SARs, is ten (10) years.

  •
  No repricing or grant of discounted stock options or SARs.    The 2019 Plan does not permit the repricing of options or SARs either by amending an existing award or by substituting a new award at a lower price. The 2019 Plan prohibits the granting of stock options or SARs with an exercise price less than the fair market value of the common stock on the date of grant.
  •
  No single-trigger acceleration, "liberal" change in control definition, or excise tax gross-ups.    Under the 2019 Plan, we do not automatically accelerate vesting of awards in connection with a change in control of our company. The 2019 Plan does not include a "liberal" change in control definition. We do not provide change in control excise tax gross-ups.

  •
  No liberal share counting.    The 2019 Plan does not include provisions frequently labeled as "liberal share counting" (e.g., the ability to re-use shares tendered or surrendered to pay the exercise cost or tax obligation of grants or the "net counting" of shares for stock option or SAR exercises). The only share re-use provisions are for awards that are canceled or forfeited or for awards settled in cash.

  •
  Dividends.    We will not pay dividends or dividend equivalents on stock options, SARs or on other unearned awards (both time-vesting and performance-vesting).

Summary of the 2019 Plan

The following principal feature summary of the 2019 Plan does not purport to be a complete description of all of the provisions of the 2019 Plan. It is qualified in its entirety by reference to the complete text of the 2019 Plan which is attached to this proxy statement as Appendix B.

Eligibility

Awards may be granted under the 2019 Plan to officers, employees, contractors and consultants of the Company and its subsidiaries and to non-employee directors of the Company. Incentive stock options may be granted only to employees of the Company or its subsidiaries. As of March 25, 2019, approximately 550 individuals were eligible to receive awards under the 2019 Plan, including six executive officers and twelve non-employee directors.

Administration

The 2019 Plan may be administered by the Compensation and Human Resources Committee. The Committee, in its discretion, selects the individuals to whom awards may be granted, the time or times at which such awards are granted, and the terms of such awards.

Number of Authorized Shares

The number of shares of common stock authorized for issuance under the 2019 Plan is 500,000. This represents 3.0% of the fully diluted common shares outstanding as of March 25, 2015, 2019.

2019 PROXY STATEMENT	Page 43

PROPOSAL 2
APPROVAL OF THE 2019 EQUITY PLAN

In addition, as of the date of stockholder approval of the 2019 Plan, any awards then outstanding under the Prior Plan will remain subject to and be paid under the Prior Plan and any shares then subject to outstanding awards under the Prior Plan that subsequently expire, terminate, or are surrendered or forfeited for any reason without issuance of shares will automatically become available for issuance under the 2019 Plan. Up to 500,000 shares may be granted as incentive stock options under Section 422 of the Internal Revenue Code. The shares of common stock issuable under the 2019 Plan will consist of authorized and unissued shares, treasury shares, or shares purchased on the open market or otherwise.

If any award is canceled, terminates, expires or lapses for any reason prior to the issuance of shares or if shares are issued under the 2019 Plan and thereafter are forfeited, the shares subject to awards and the forfeited shares will again be available for grant under the 2019 Plan. In addition, the following items will not count against the aggregate number of shares of common stock available for grant under the 2019 Plan:

  •
  the payment in cash of dividends or dividend equivalents under any outstanding award

  •
  any award that is settled in cash rather than by issuance of shares of common stock

  •
  awards granted in assumption of or in substitution for awards previously granted by an acquired company

Shares tendered or withheld to pay the option exercise price or tax withholding will continue to count against the aggregate number of shares of common stock available for grant under the 2019 Plan.

In addition, the total number of shares covering stock-settled SARs or net-settled options will be counted against the pool of available shares, not just the net shares issued upon exercise. Any shares of common stock repurchased by us with cash proceeds from the exercise of options will not be added back to the pool of shares available for grant under the 2019 Plan.

Adjustments

If changes in the common stock occur by reason of 1) recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in stock; 2) another increase or decrease in the common stock without receipt of consideration by the Company; or 3) if there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by the Company, the number and kind of securities for which stock options and other stock-based awards may be made under the 2019 Plan will be equitably adjusted.

In addition, if there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by the Company, the number and kind of securities subject to any outstanding awards and the exercise price of any outstanding stock options or SARs will be equitably adjusted.

Types of Awards

The 2019 Plan permits the granting of any or all of the following types of awards:

•
Stock Options.    Stock options entitle the holder to purchase a specified number of shares of common stock at a specified price (the exercise price), subject to the terms and conditions of the stock option grant. The Compensation and Human Resources Committee may grant either incentive stock options, which must comply with Section 422 of the Internal Revenue Code, or nonqualified stock options. The Committee sets the exercise prices and terms, except that stock options must be granted with an exercise price not less than 100% of the fair market value of the common stock on the date of grant (excluding stock options granted in connection with assuming or substituting stock options in acquisition transactions). Unless the Committee determines otherwise, fair market value means, as of a given date, the closing price of the common stock. (The fair market value of a share of our common stock as of March 25, 2019 was $23.45.) At the time of grant, the Committee determines the terms and conditions of stock options, including the quantity, exercise price, vesting periods, term (which cannot exceed ten (10) years) and other conditions on exercise.

•
Stock Appreciation Rights (SARs).     The Compensation and Human Resources Committee may grant SARs, as a right in tandem with the number of shares underlying stock options granted under the 2019 Plan or as a freestanding award. Upon exercise, SARs entitle the holder to receive payment per share in stock or cash, or in a combination of stock and cash, equal to the excess of the share's fair market value on the date of exercise over the grant price of the SAR. The grant price of a tandem SAR is equal to the exercise price of the related stock option and the grant price for a freestanding SAR is determined by the Committee in accordance with the procedures described above for stock options. Exercise of a SAR issued in tandem with a stock option will reduce the number of shares underlying the related stock option to the extent of the SAR exercised. The term of a freestanding SAR cannot exceed ten (10) years, and the term of a tandem SAR cannot exceed the term of the related stock option.

•
Restricted Stock, Restricted Stock Units and Other Stock-Based Awards.    The Compensation and Human Resources Committee may grant awards of restricted stock, which are shares of common stock subject to specified restrictions, and restricted stock units, which represent the right to receive shares of the common stock in the future. These awards may be made subject to repurchase, forfeiture or vesting restrictions at the Committee's discretion. The restrictions may be based on continuous service with the Company or the attainment of specified performance goals, as determined by the Committee. Stock units may be paid in stock or cash or a combination of stock and cash, as determined by the Committee. The Committee may also grant other types of equity or equity-based awards subject to the terms of the 2019 Plan and any other terms and conditions determined by the Committee.

Page 44	2019 PROXY STATEMENT

PROPOSAL 2
APPROVAL OF THE 2019 EQUITY PLAN

•
Performance Awards.    The Compensation and Human Resources Committee may condition the grant, exercise, vesting, or settlement of any award on such performance conditions as it may specify. We refer to these awards as "performance awards." The Committee may select such business criteria or other performance measures as it may deem appropriate in establishing any performance conditions.

Business criteria include, but are not limited to, any of the following:

  •
  net earnings or net income
  •
  operating earnings
  •
  pretax earnings
  •
  earnings per share
  •
  share price, including growth measures and total shareholder return
  •
  earnings before interest and taxes
  •
  earnings before interest, taxes, depreciation, and/or amortization
  •
  earnings before interest, taxes, depreciation, and/or amortization as adjusted to exclude any one or more of the following:
  •
  stock-based compensation expense
  •
  income from discontinued operations
  •
  gain on cancellation of debt
  •
  debt extinguishment and related costs
  •
  restructuring, separation, and/or integration charges and costs
  •
  reorganization and/or recapitalization charges and costs
  •
  impairment charges
  •
  merger-related events
  •
  gain or less related to investments
  •
  sales and use tax settlement
  •
  gain on non-monetary transactions
  •
  sales or revenue growth or targets, whether in general or by type of product, service, or customer
  •
  gross or operating margins
  •
  return measures, including return on assets, capital, investment, equity, sales, or revenue
  •
  cash flow, including:
  •
  operating cash flow
  •
  free cash flow, defined as earnings before interest, taxes, depreciation, and/or amortization (as adjusted to exclude any one or more of the items that may be excluded from earnings before interest, taxes, depreciation, and/or amortization, as set forth above) less capital expenditures
  •
  levered free cash flow, defined as free cash flow less interest expense
  •
  cash flow return on equity
  •
  cash flow return on investment
  •
  productivity ratios
  •
  costs, reductions in cost, and cost control measures
  •
  expense targets
  •
  market or market segment share or penetration
  •
  financial ratios as provided in credit agreements of the Company and its affiliates
  •
  working capital targets
  •
  completion of acquisitions or divestitures of businesses, companies, or assets
  •
  any combination of the foregoing; provided, however, that such business criteria shall include any derivations of business criteria listed above (e.g., income shall include pre-tax income, net income, operating income, etc.)

No Repricing

Without stockholder approval, the Compensation and Human Resources Committee is not authorized to 1) lower the exercise or grant price of a stock option or SAR after it is granted, except in connection with certain adjustments to our corporate or capital structure permitted by the 2019 Plan, such as stock splits, 2) take any other action that is treated as a repricing under generally accepted accounting principles, or 3) cancel a stock option or SAR at a time when its exercise or grant price exceeds the fair market value of the underlying stock, in exchange for cash, another stock option or SAR, restricted stock, restricted stock units or other equity award unless the cancellation and exchange occur in connection with a change in capitalization or other similar change.

Clawback

All cash and equity awards granted under the 2019 Plan will be subject to clawback, cancellation, recoupment, rescission, payback, reduction, or other similar action in accordance with the terms of any Company clawback or similar policy or any applicable law related to such actions, as may be in effect from time-to-time.

Transferability

Awards are not transferable other than by will or the laws of descent and distribution, except that in certain instances transfers may be made to or for the benefit of designated family members of the participant for no value.

Change in Control

Subject to the terms of the applicable award agreements, vesting of awards will depend on whether the awards are assumed, converted or replaced by the resulting entity in connection with a change in control of the Company.

  •
  For awards that are not assumed, converted or replaced, the awards will vest upon the change in control. For performance awards, the amount vesting will be based on the greater of 1) achievement of all performance goals at the "target" level, or 2) the actual level of achievement of performance goals as of the Company's fiscal quarter end preceding the change in control.

  •
  For awards that are assumed, converted or replaced by the resulting entity, no automatic vesting will occur upon the change in control. Instead, the awards, as adjusted in connection with the transaction, will continue to vest in accordance with their terms. In addition, the awards will vest if the award recipient has a separation from service within one year after the change in control by the Company other than for "cause" (as defined in the applicable award

2019 PROXY STATEMENT	Page 45

PROPOSAL 2
APPROVAL OF THE 2019 EQUITY PLAN

  agreement) and which may include a termination by the award recipient for "good reason" if provided in the applicable award agreement. For performance awards, the amount vesting will be based on the greater of 1) achievement of all performance goals at the "target" level or 2) the actual level of achievement of performance goals as of the Company's fiscal quarter end preceding the change in control.

"Change in control" is defined under the 2019 Plan and requires consummation of the applicable transaction.

Term, Termination and Amendment of the 2019 Plan

Unless earlier terminated by our Board of Directors, the 2019 Plan will terminate, and no further awards may be granted, ten (10) years after the date on which it is approved by stockholders. Our Board may amend, suspend or terminate the 2019 Plan at any time, except that, if required by applicable law, regulation or stock exchange rule, stockholder approval will be required for any amendment. The amendment, suspension or termination of the 2019 Plan or the amendment of an outstanding award generally may not, without a participant's consent, materially impair the participant's rights under an outstanding award.

New Plan Benefits

A new plan benefits table for the 2019 Plan and the benefits or amounts that would have been received by or allocated to participants for the last completed fiscal year under the 2019 Plan if the 2019 Plan was then in effect, as described in the federal proxy rules, are not provided because all awards made under the 2019 Plan will be made at the Compensation and Human Resources Committee's discretion, subject to the terms of the 2019 Plan. Therefore, the benefits and amounts that will be received or allocated under the 2019 Plan are not determinable at this time. The equity grant program for our non-employee directors is described under the Director Compensation section in this proxy statement.

Federal Income Tax Information

The following is a brief summary of the U.S. federal income tax consequences of the 2019 Plan generally applicable to the Company and to participants in the 2019 Plan who are subject to U.S. federal taxes. The summary is based on the Internal Revenue Code, applicable Treasury Regulations and administrative and judicial interpretations, each as in effect on the date of this proxy statement, and is subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws.

Nonqualified Stock Options.    A participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of a nonqualified stock option, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the stock option on the date of exercise and the exercise price of the stock option. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the exercise price of the stock option.

Incentive Stock Options.    A participant generally will not recognize taxable income upon the grant of an incentive stock option. If a participant exercises an incentive stock option during employment or within three months after employment ends (12 months in the case of permanent and total disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the stock option were a nonqualified stock option). If a participant sells or otherwise disposes of the shares acquired upon exercise of an incentive stock option after the later of 1) one year from the date the participant exercised the option; and 2) two years from the grant date of the stock option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the disposition and the exercise price of the stock option. If a participant sells or otherwise disposes of shares acquired upon exercise of an incentive stock option before these holding period requirements are satisfied, the disposition will constitute a "disqualifying disposition," and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the stock option (or, if less, the excess of the amount realized on the disposition of the shares over the exercise price of the stock option). The balance of the participant's gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.

With respect to both nonqualified stock options and incentive stock options, special rules apply if a participant uses shares of common stock already held by the participant to pay the exercise price or if the shares received upon exercise of the stock option are subject to a substantial risk of forfeiture by the participant.

Stock Appreciation Rights.    A participant generally will not recognize taxable income upon the grant or vesting of a SAR with a grant price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of a SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the grant price of the SAR.

Restricted Stock Awards, Restricted Stock Units, and Performance Awards.    A participant generally will not have taxable income upon the grant of restricted stock, restricted stock units or performance awards. Instead, the participant will recognize ordinary income at the time of vesting or payout equal

Page 46	2019 PROXY STATEMENT

PROPOSAL 2
APPROVAL OF THE 2019 EQUITY PLAN

to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted stock only, a participant may instead elect to be taxed at the time of grant.

Other Stock or Cash-Based Awards.    The U.S. federal income tax consequences of other stock or cash-based awards will depend upon the specific terms of each award.

Tax Consequences to the Company.    In the foregoing cases, we generally will be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to certain limitations imposed under the Internal Revenue Code.

Section 409A.    We intend that awards granted under the 2019 Plan comply with, or otherwise be exempt from, Section 409A of the Internal Revenue Code, but make no representation or warranty to that effect.

Tax Withholding.    We are authorized to deduct or withhold from any award granted or payment due under the 2019 Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. We are not required to issue any shares of common stock or otherwise settle an award under the 2019 Plan until all tax withholding obligations are satisfied.

Vote Required

Approval of the 2019 Plan requires a number of "FOR" votes that is a majority of the votes cast by the holders of our shares of common stock represented at the Annual Meeting and entitled to vote on the proposal. An abstention will count as a vote cast and therefore will have the same effect as a vote against the proposal. Brokers do not have discretionary authority to vote shares on this proposal without direction from beneficial owner, and broker non-votes therefore will have no effect on the vote.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE 2019 EQUITY PLAN.

2019 PROXY STATEMENT	Page 47

PROPOSAL 3
RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM—
INFORMATION ON INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Proposal 3 Ratification of the Appointment of Independent Registered Public Accounting Firm—Information on Independent Registered Public Accounting Firm

Our Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of our independent registered public accounting firm, and is involved in the selection of the firm's lead engagement partner. The Committee engages in an annual evaluation of the independent public accounting firm's qualifications, assessing the firm's quality of service, the firm's sufficiency of resources, the quality of the communication and interaction with the firm, and the firm's independence, objectivity, and professional skepticism. The Committee also considers the advisability and potential impact of selecting a different independent public accounting firm.

After assessing the performance and independence of RSM US LLP, our principal independent registered public accounting firm, the Audit Committee believes that retaining RSM is in the best interests of our Company and shareholders. The Committee has appointed RSM as our independent registered public accounting firm to audit the 2019 consolidated financial statements for the Company and its subsidiaries. Although it is not required to do so, our Board is asking stockholders to ratify RSM's appointment. The Committee considers RSM to be well qualified. In the absence of contrary specification, the proxy holders will vote proxies received in response to this solicitation in favor of ratification of the appointment. If our stockholders do not ratify RSM's appointment, the Committee will consider changing our independent registered public accounting firm for 2020.

Whether or not stockholders ratify RSM's appointment, the Committee may appoint a different independent registered public accounting firm at any time if it determines that such a change is appropriate. RSM has advised the Committee that it is an independent accounting firm with respect to our Company and its subsidiaries in accordance with the requirements of the SEC and the Public Company Accounting Oversight Board (PCAOB). Representatives of RSM are expected to be present at our Annual Meeting of Shareholders. They will have an opportunity to make a statement if they choose and are expected to be available to respond to appropriate stockholder questions.

Vote Required

The ratification of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019 will require that a majority of the votes cast at the Annual Meeting of Shareholders by shareholders present at the meeting or represented by proxy and entitled to vote. An abstention shall not constitute a vote cast and will have no effect on the vote. Because this proposal is considered a routine matter, discretionary votes by brokers will be counted.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF RSM US LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2019.

Page 48	2019 PROXY STATEMENT

Principal Accounting Fees and Services

Principal Accounting Fees and Services

The reports of RSM US LLP on our consolidated financial statements as of December 31, 2018 and 2017 and for the three-year period ending on December 31, 2018, and on internal control over financial reporting as of December 31, 2018, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

The following table summarizes RSM US LLP's audit fees from January 1, 2017 through December 31, 2018.

SERVICE	2017	2018
Audit Fees	$438,540	$370,283

Audit-Related Fees	68,250	68,250

Tax Fees	—	—

All Other Fees	—	—

Total	$506,790	$438,533

Pre-Approval Policies and Procedures

The Audit Committee's policies and procedures require the Audit Committee Chair to pre-approve all audits and non-audit services and report such pre-approvals to the Audit Committee at its next regularly scheduled meeting.

No services were rendered for financial information systems design and implementation or internal audit.

The Audit Committee has considered the compatibility of the non-audit services furnished by our auditing firm with the firm's need to be independent.

The Audit Committee pre-approved 100% of the services performed by RSM US LLP pursuant to the policies outlined above.

2019 PROXY STATEMENT	Page 49

PROPOSAL 4
NON-BINDING, ADVISORY RESOLUTION ON THE
COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Proposal 4 Non-binding, Advisory Resolution on the Compensation of our Named Executive Officers

Our stockholders have the opportunity at the Annual Meeting to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with SEC rules. Each year, our Compensation and Human Resources Committee reviews our Named Executive Officers' ("NEOs") performance using a balanced and disciplined approach to determine their base salaries and variable compensation awards. The approach for 2018 included a full-year assessment of financial results, contributions of the executives to the overall performance of the business, and progress delivering on our short- and long-term strategic goals. The Committee considers various factors that collectively indicate successful management of our business, including: 1) overall corporate performance; 2) individual performance, including financial and non-financial measures; 3) the manner in which results are achieved; 4) adherence to risk and compliance policies, as well as the quality of earnings; 5) accountability in driving a strong risk management culture and other core values of our company; 6) our year-over-year performance relative to our established risk metrics; and 7) our performance relative to our peer competitor group. The Committee's evaluation includes a robust review of performance scorecards which were enhanced in 2018 to reinforce the alignment with our corporate strategies and shareholder return.

Section 14A of the Securities Exchange Act of 1934, as amended, ("Exchange Act") requires us to provide shareholders an opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our NEOs, as disclosed in this Proxy Statement. This vote does not address any specific item of compensation, but rather the overall compensation of our NEOs and our compensation philosophy, policies and practices, as disclosed in this proxy statement. At the 2018 Annual Meeting of Shareholders, shareholders voted to have the opportunity to express their opinion on the overall compensation program through this non-binding voting mechanism on an annual basis.

The NEOs in this proxy statement are Curtis C. Simard, Josephine Iannelli, Richard B. Maltz, Marion Colombo and John M. Mercier. The compensation of our NEOs is disclosed in the "Compensation Discussion and Analysis" section, the summary compensation table, and the other related tables and narrative disclosure contained elsewhere in this proxy statement. As discussed in those disclosures, our Board believes that our executive compensation philosophy, policies, and procedures provide a strong link between each NEO's compensation and our short- and long-term performance.

We are asking our shareholders to indicate their support of our NEOs' compensation as described in this proxy statement. This proposal will be presented at the Annual Meeting as a resolution in substantially the following form:

RESOLVED, on an advisory basis, that the compensation paid to the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the "Compensation Discussion and Analysis" section, compensation tables and narrative discussion, is hereby APPROVED.

This vote is advisory and therefore not binding on us, the Compensation and Human Resources Committee or the Board of Directors. However, the Board and the Compensation and Human Resources Committee value the opinions of our shareholders and to the extent there is any significant vote against the NEO compensation as disclosed in this Proxy Statement, we will consider our shareholders' concerns, and the Compensation and Human Resources Committee will evaluate whether any actions are necessary to address those concerns.

Vote Required

The approval of the non-binding, advisory resolution on the compensation of our NEOs will require a majority of the votes cast at the Annual Meeting of Shareholders by the shareholders present at the meeting or represented by proxy and entitled to vote be cast "FOR" this proposal. In addition, an abstention shall not constitute a vote cast and will have no effect on the vote. Brokers do not have discretionary authority to vote shares on this proposal without direction from the beneficial owner. Therefore, broker non-votes will have no effect on the vote.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ADVISORY RESOLUTION PROPOSAL APPROVING THE COMPANY'S NAMED EXECUTIVE OFFICER COMPENSATION PLAN

Page 50	2019 PROXY STATEMENT

OTHER MATTERS

Other Matters

Nominations by Shareholders and Other Shareholder Proposals

Our Bylaws and Governance Committee charter provide that we consider nominees for election to the Board recommended by shareholders if those nominations are made in the same manner provided for under our Bylaws with regard to typical shareholder proposals. These procedures require in part, that to be timely, a shareholder's notice shall be delivered to the Clerk at our principal executive offices no later than the close of business of the 120th day (i.e., January 22, 2020) nor earlier than the close of business on the 150th day (i.e., December 23, 2019) prior to the first anniversary of the preceding year's Annual Meeting.

The shareholder's notice shall include:

  •
  for each person whom the shareholder proposes to nominate for election or re-election as a director, all information relating to that person is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required; in each case pursuant to Regulation 14A under the Exchange Act, such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, is to be included;

  •
  for any other business that the shareholder proposes to bring before the meeting, a brief description of the business to be brought before the meeting, the reasons for conducting such business at the meeting, any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made, and the names and addresses of other shareholders known by the shareholder proposing such business to support the proposal, and the class and number of shares of our capital stock beneficially owned by the other shareholders;

  •
  for the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made 1) the name and address of such shareholder, as they appear on our books, and of such beneficial owner, and 2) the class and number of shares of our common stock, which are owned beneficially and of record by such shareholder and such beneficial owner. Shareholder proposals submitted pursuant to Rule 14a-8 of the Exchange Act for inclusion in our proxy statement and form of proxy for the 2019 Annual Meeting of Shareholders must be received by us no later than December 17, 2019. Any such proposal must also comply with the requirement as to form and substance established by the SEC for such a proposal to be included in the proxy statement and form of proxy.

Proposals should be addressed to Curtis C. Simard, CEO, Bar Harbor Bankshares, 82 Main Street, P.O. Box 400, Bar Harbor,

Maine 04609. If our Governance Committee determines that any shareholder proposal (including a nomination for election of a director) was not made in a timely fashion or that information provided in the notice does not fulfill the information requirements set forth above in any material respects, such proposal will not be presented for action at the Annual Meeting for which it is proposed. If a shareholder should propose a candidate, our Governance Committee would evaluate that candidate on the basis of the criteria noted in this proxy statement.

Communication with Board of Directors

Our shareholders and other interested persons who want to communicate with the Board, any individual director, the non-management directors as a group, or any other group of directors, can write to:

Chairman of the Board Bar Harbor Bankshares 82 Main Street P.O. Box 400, Bar Harbor, ME 04609

Written communications addressed to the Board received by us from shareholders will be shared with the full Board no later than the next regularly scheduled Board meeting.

Delivery of Documents to Security Holders Sharing an Address

SEC rules permit us to deliver a single copy of our 2018 Annual Report to Stockholders and this Proxy Statement to two or more stockholders who share an address, unless we have received contrary instructions from one or more of the security holders. This delivery method, which is known as "householding," can reduce our expenses for printing and mailing. Any stockholder of record at a shared address to which a single copy of the documents was delivered may request a separate copy of the 2018 Annual Report to Stockholders and this Proxy Statement by (a) calling 1-888-853-7100, (b) sending a letter to us at 82 Main Street, P.O. Box 400, Bar Harbor, Maine 04609, Attn: Investor Relations, or (c) sending us an e-mail at customerservicecenter@barharbor.bank. Stockholders of record who wish to receive separate copies of these documents in the future may also contact us as stated above. Stockholders of record who share an address and are receiving multiple copies of our Annual Reports to Stockholders and Proxy Statements may contact us as stated above to request delivery of a single copy of such documents. Stockholders who hold their shares in "street name" and who wish to obtain copies of these proxy materials should follow the instructions on their voting instruction forms or contact the holders of record.

2019 PROXY STATEMENT	Page 51

OTHER MATTERS

Other Business

As of the date of this proxy statement, the Board knows of no other matters that will be presented for consideration at the Annual Meeting other than as described in this proxy statement. If any other business, matter, or proposal shall properly come before the Annual Meeting and be voted upon, the enclosed proxies will be deemed to confer discretionary authority on the individuals named as proxies therein to vote the shares represented by such proxies as to any such matters. The persons named as proxies intend to vote or not to vote in accordance with the recommendation of the Board.

By Order of the Board of Directors

Caitlin Dunston, Corporate Clerk

Page 52	2019 PROXY STATEMENT

APPENDIX A
AUDIT COMMITTEE REPORT

Appendix A Audit Committee Report

To the Board of Directors of Bar Harbor Bankshares:

The Audit Committee of the Board of Directors consists entirely of members who meet the independence requirements of the listing standards of the New York Stock Exchange and the rules and regulations of the SEC, as determined by the Board of Directors. The Audit Committee is responsible for providing independent, objective oversight of the financial reporting processes and internal controls of Bar Harbor Bankshares. The Audit Committee operates under a written charter approved by the Board of Directors. A copy of the current charter is available on Bar Harbor Bankshares' website at https://www.bhbt.com/codes-and-charters.

Management is responsible for Bar Harbor Bankshares' system of internal control and financial reporting processes, for the preparation of consolidated financial statements in accordance with U.S. generally accepted accounting principles and for the annual report on Bar Harbor Bankshares' internal control over financial reporting. The independent auditor is responsible for performing an independent audit of Bar Harbor Bankshares' consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board, or PCAOB, and for issuing a report on the financial statements and the effectiveness of Bar Harbor Bankshares' internal control over financial reporting. The Audit Committee's responsibility is to monitor and oversee these processes. Audit Committee members do not serve as professional accountants or auditors for Bar Harbor Bankshares, and their functions are not intended to duplicate or certify the activities of Bar Harbor Bankshares' management or independent auditor.

Consistent with its monitoring and oversight responsibilities, the Audit Committee met with management and RSM US LLP, or RSM, the independent auditor of Bar Harbor Bankshares, to review and discuss the December 31, 2018 audited consolidated financial statements. Management represented that Bar Harbor Bankshares had prepared the consolidated financial statements in accordance with U.S. generally accepted accounting principles. The Audit Committee discussed with RSM the matters required by the PCAOB in accordance with Auditing Standard No. 1301, "Communications with Audit Committees."

The Audit Committee received from RSM the written communication that is required by PCAOB Rule 3526, "Communication with Audit Committees Concerning Independence," and the Audit Committee discussed with RSM that firm's independence. The Audit Committee also considered whether RSM's provision of non-audit services and the audit and non-audit fees paid to RSM were compatible with maintaining that firm's independence. On the basis of these reviews, the Audit Committee determined that RSM has the requisite independence.

Management completed the documentation, testing and evaluation of Bar Harbor Bankshares' system of internal control over financial reporting as of December 31, 2018 as required by Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee received periodic updates from management and RSM at Audit Committee meetings throughout the year and provided oversight of the process. Prior to filing Bar Harbor Bankshares' Annual Report on Form 10-K for the fiscal year ended December 31, 2018, or the Form 10-K, with the SEC, the Audit Committee also reviewed management's report on the effectiveness of Bar Harbor Bankshares' internal control over financial reporting contained in the Form 10-K, as well as the Report of Independent Registered Public Accounting Firm provided by RSM and also included in the Form 10-K. RSM's report included in the Form 10-K related to its audit of Bar Harbor Bankshares' consolidated financial statements and the effectiveness of Bar Harbor Bankshares' internal control over financial reporting.

Based upon the Audit Committee's discussions with management and RSM and the Audit Committee's review of the information provided by, and the representations of, management and RSM, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements as of and for the year ended December 31, 2018 be included in the Form 10-K. The Audit Committee selected RSM as Bar Harbor Bankshares' independent auditor for the fiscal year ending December 31, 2019, and recommended that the selection be submitted for ratification by the stockholders of Bar Harbor Bankshares.

Audit Committee of the Board:

Scott G. Toothaker, Chair Matthew L. Caras Stephen W. Ensign	Daina H. Belair David M. Colter Brendan J. O'Halloran

2019 PROXY STATEMENT	Page A-1

APPENDIX B
BAR HARBOR BANKSHARES
2019 EQUITY PLAN

Appendix B Bar Harbor Bankshares 2019 Equity Plan
1.
Purpose

The Plan is intended to enhance the ability of the Company and its affiliates to attract and retain highly qualified officers, non-employee directors, key employees, consultants and advisors. In addition, the Plan is intended to motivate such officers, non-employee directors, key employees, consultants and advisors to serve the Company and its affiliates and to expend maximum effort to improve the business results and earnings of the Company. By providing an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company, the Plan is designed, among other factors, to increase shareholder value.

To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, other stock-based awards and cash awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of performance goals in accordance with its terms. Stock options granted under the Plan may be non-qualified stock options or incentive stock options. Once effective, the Plan replaces, and no further awards shall be made under the 2015 Equity Plan.

2.
Definitions

For purposes of interpreting the Plan and related documents (including award agreements), the following definitions shall apply:

  "Affiliate"  means any company or other trade or business that "controls," is "controlled by" or is "under common control" with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any subsidiary.

  "Award"  means a grant of an option, stock appreciation right, restricted stock, restricted stock unit, or other stock-based award under the Plan.

  "Award Agreement"  means a written agreement between the Company and a Grantee, or notice from the Company or an affiliate to a Grantee that evidences and sets forth the terms and conditions of an award.

  "Bank" means Bar Harbor Bank & Trust, a subsidiary, and includes any successor or assign.

  "Beneficial Owner"  means "Beneficial Owner" as defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act; except that, in calculating the beneficial ownership of any particular person, such person shall be deemed to have beneficial ownership of all securities that such person has the right to acquire by conversion or exercise of other securities, whether right is currently exercisable or is exercisable only after the passage of time. The term "Beneficial Ownership" has a corresponding meaning.

  "Board"  means the Board of Directors of the Company.

  "Business Combination" means any cash tender or exchange offer, merger or other business combination, sale of stock, or sale of all or substantially all assets, or any combination of the foregoing transactions.

  "Change in Control"  shall have the meaning set forth in Section 16.

  "Code"  means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. References to the Code shall include the valid and binding governmental regulations, court decisions and other regulatory and judicial authority issued or rendered thereunder.

  "Committee"  means the Compensation and Human Resources Committee of the Board or any committee or other person or persons designated by the Board to administer the Plan. The Board will cause the Committee to satisfy the applicable requirements of any stock exchange on which the common stock may then be listed. For purposes of awards to Grantees who are subject to Section 16 of the Exchange Act, Committee means all members of the Committee who are "non-employee directors" within the meaning of Rule 16b-3 adopted under the Exchange Act. All references in the Plan to the Board shall mean such Committee or the Board.

  "Company"  means Bar Harbor Bankshares, a Maine corporation, or any successor corporation.

  "Common Stock" or "Stock"  means a share of common stock of the Company, par value $2.00 per share.

  "Corporate Transaction" means a reorganization, merger, statutory share exchange, consolidation, sale of all or substantially all of the Company's assets, or the acquisition of assets or stock of another entity by the Company, or other corporate transaction involving the Company or any of its subsidiaries.

  "Effective Date"  means May 21, 2019, the date the Plan was approved by the Company's stockholders.

2019 PROXY STATEMENT	Page B-1

APPENDIX B
BAR HARBOR BANKSHARES
2019 EQUITY PLAN

  "Exchange Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

  "Fair Market Value"  of a share of common stock as of a particular date means 1) if the common stock is listed on a national securities exchange, the closing or last price of the common stock on the composite tape or other comparable reporting system for the applicable date, or if the applicable date is not a trading day, the trading day immediately preceding the applicable date, or 2) if the shares of common stock are not then listed on a national securities exchange, the closing or last price of the common stock quoted by an established quotation service for over-the-counter securities, or 3) if the shares of common stock are not then listed on a national securities exchange or quoted by an established quotation service for over-the-counter securities, or the value of such shares is not otherwise determinable, such value as determined by the Board in good faith in its sole discretion.

  "Family Member"  means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the applicable individual, any person sharing the applicable individual's household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which any one or more of these persons (or the applicable individual) control the management of assets, and any other entity in which one or more of these persons (or the applicable individual) own more than fifty percent of the voting interests.

  "Grant Date"  means, as determined by the Board, the latest to occur of 1) the date as of which the Board approves an award, 2) the date on which the recipient of an award first becomes eligible to receive an award under Section 7 hereof, or 3) such other date as may be specified by the Board in the award agreement.

  "Grantee"  means a person who receives or holds an award under the Plan.

  "Incentive Stock Option"  means an "incentive stock option" within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

  "Incumbent Board"  means the individuals who, as of the Effective Date, constitute the Board.

  "Non-Employee Director"  means a member of the Board who is not an officer or employee of the Company or any subsidiary.

  "Non-qualified Stock Option"  means an option that is not an incentive stock option.

  "Option"  means an option to purchase one or more shares of stock pursuant to the Plan.

  "Option Price"  means the exercise price for each share of stock subject to an option.

  "Other Stock-based Awards"  means awards consisting of stock units, or other awards, valued in whole or in part by reference to, or otherwise based on, common stock, other than options, stock appreciation rights, restricted stock, and restricted stock units.

  "Performance Award"  means an award made subject to the attainment of performance goals (as described in Section 13) over a performance period established by the Committee.

  "Person" means an individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act.

  "Plan"  means this Bar Harbor Bankshares 2019 Equity Plan, as amended from time to time.

  "Prior Plan"  means the Bar Harbor Bankshares and Subsidiaries Equity Incentive Plan of 2015.

  "Purchase Price"  means the purchase price for each share of stock pursuant to a grant of restricted stock.

  "Restricted Period"  shall have the meaning set forth in Section 11.

  "Restricted Stock"  means shares of stock, awarded to a Grantee pursuant to Section 11 hereof.

  "Restricted Stock Unit"  means a bookkeeping entry representing the equivalent of shares of stock, awarded to a Grantee pursuant to Section 11 hereof.

  "SAR Exercise Price"  means the per share exercise price of a SAR granted to a Grantee under Section 10 hereof.

  "SEC"  means the United States Securities and Exchange Commission.

  "Section 409A"  means Section 409A of the Code.

  "Securities Act"  means the Securities Act of 1933, as now in effect or as hereafter amended.

  "Separation from Service"  means a termination of service by a service provider, as determined by the Board, which determination shall be final, binding and conclusive; provided if any award governed by Section 409A is to be distributed on a Separation from Service, then the definition of Separation from Service for such purposes shall comply with the definition provided in Section 409A.

  "Service"  means service as a service provider to the Company or an affiliate. Unless otherwise stated in the applicable award agreement, a Grantee's change in position or duties shall not result in interrupted or terminated service, so long as such Grantee continues to be a service provider to the Company or an affiliate.

Page B-2	2019 PROXY STATEMENT

APPENDIX B
BAR HARBOR BANKSHARES
2019 EQUITY PLAN

  "Service Provider" means an employee, officer, non-employee director, consultant or advisor of the Company or an affiliate.

  "Stock Appreciation Right" or "SAR"  means a right granted to a Grantee under Section 10 hereof.

  "Subsidiary" means any "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code.

  "Substitute Award"  means any award granted in assumption of or in substitution for an award of a company or business acquired by the Company or a subsidiary or with which the Company or an affiliate combines.

  "Ten Percent Stockholder" means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

  "Termination Date"  means the date that is ten (10) years after the Effective Date, unless the Plan is earlier terminated by the Board under Section 9 hereof.

3.
Administration of the Plan

        General.

The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company's certificate of incorporation and bylaws and applicable law. The Board shall have the power and authority to delegate its responsibilities hereunder to the Committee, which shall have full authority to act in accordance with its charter, and with respect to the authority of the Board to act hereunder, all references to the Board shall be deemed to include a reference to the Committee, to the extent such power or responsibilities have been delegated. Except as otherwise may be required by applicable law, regulatory requirement or the certificate of incorporation or the bylaws of the Company, the Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any award or any award agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan. The Committee shall administer the Plan; provided that, the Board shall retain the right to exercise the authority of the Committee to the extent consistent with applicable law and the applicable requirements of any securities exchange on which the common stock may then be listed. The interpretation and construction by the Board of any provision of the Plan, any award or any award agreement shall be final, binding and conclusive. Without limitation, the Board shall have full and final authority, subject to the other terms and conditions of the Plan, to:

  •
  designate Grantees

  •
  determine the type or types of awards to be made to a Grantee

  •
  determine the number of shares of stock to be subject to an award

  •
  establish the terms and conditions of each award (including, but not limited to, the price of any option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an award or the shares of stock subject thereto, and any terms or conditions that may be necessary to qualify options as incentive stock options)

  •
  prescribe the form of each award agreement

  •
  amend, modify, or supplement the terms of any outstanding award including the authority, in order to effectuate the purposes of the Plan, to modify awards to foreign nationals or individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom.

To the extent permitted by applicable law, the Board may delegate its authority as identified herein to any individual or committee of individuals (who need not be directors), including without limitation the authority to make awards to Grantees who are not subject to Section 16 of the Exchange Act or who are not Covered Employees. To the extent that the Board delegates its authority to make awards as provided by this Section 3, all references in the Plan to the Board's authority to make awards and determinations with respect thereto shall be deemed to include the Board's delegate. Any such delegate shall serve at the pleasure of and may be removed at any time by the Board.

  No Repricing.  Notwithstanding any provision herein to the contrary, the repricing of options or SARs is prohibited without prior approval of the Company's stockholders. For this purpose, a "repricing" means any of the following (or any other action that has the same effect as any of the following): 1) changing the terms of an option or SAR to lower its option price or SAR exercise price; 2) any other action that is treated as a "repricing" under generally accepted accounting principles; and 3) repurchasing for cash or canceling an option or SAR at a time when its option price or SAR exercise price is greater than the fair market value of the underlying shares in exchange for another award, unless the cancellation and exchange occurs in connection with a change in capitalization or similar change under Section 16. A cancellation and exchange under 3) above would be considered a "repricing" regardless of whether it is treated as a "repricing" under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Grantee.

2019 PROXY STATEMENT	Page B-3

APPENDIX B
BAR HARBOR BANKSHARES
2019 EQUITY PLAN

  Clawbacks.  Awards shall be subject to the requirements of 1) Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (regarding recovery of erroneously awarded compensation) and any implementing rules and regulations thereunder; 2) similar rules under the laws of any other jurisdiction; 3) any compensation recovery policies adopted by the Company to implement any such requirements; or 4) any other compensation recovery policies as may be adopted from time to time by the Company, all to the extent determined by the Committee in its discretion to be applicable to a Grantee.

  Deferral Arrangement.  The Board may permit or require the deferral of any award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish and in accordance with Section 409A, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred stock units.

  No Liability.  No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any award or award agreement.

  Book Entry.  Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the delivery of stock certificates through the use of book-entry.

Stock Subject to the Plan

  Authorized Number of Shares.  Subject to adjustment under Section 15, the total number of shares of common stock authorized to be awarded under the Plan shall not exceed 500,000. In addition, shares of common stock underlying any outstanding award granted under the Prior Plan that, following the effective date, expires, or is terminated, surrendered or forfeited for any reason without issuance of such shares shall be available for the grant of new awards under this Plan. As provided in Section 1, no new awards shall be granted under the Prior Plan following the effective date. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares, treasury shares, or shares purchased on the open market or otherwise, all as determined by the Company from time-to-time.

4.
Share Counting

  General.  Each share of common stock granted in connection with an award shall be counted as one share against the limit, subject to the provisions of this Section 4.

  Cash-Settled Awards.  Any award settled in cash shall not be counted as shares of common stock for any purpose under this Plan.

  Expired or Terminated Awards.  If any award under the Plan expires, or is terminated, surrendered or forfeited, in whole or in part, without issuance or delivery of vested shares, the unissued or surrendered common stock covered by such award shall again be available for the grant of awards under the Plan.

  Payment of Option Price or Tax Withholding in Shares.  The full number of shares of common stock with respect to which an option or SAR is granted shall count against the aggregate number of shares available for grant under the Plan. Accordingly, if in accordance with the terms of the Plan, a Grantee pays the option price for an option by either tendering previously owned shares or having the Company withhold shares, then such shares surrendered to pay the option price shall continue to count against the aggregate number of shares available for grant under the Plan set forth in this Section 4. In addition, if in accordance with the terms of the Plan, a Grantee satisfies any tax withholding requirement with respect to any taxable event arising as a result of this Plan by either tendering previously owned shares or having the Company withhold shares, then such shares surrendered to satisfy such tax withholding requirements shall continue to count against the aggregate number of shares available for grant under the Plan set forth in this Section 4. Any shares of common stock repurchased by the Company with cash proceeds from the exercise of options shall not be added back to the pool of shares available for grant under the Plan set forth in this Section 4.

  Substitute Awards.  In the case of any substitute award, the substitute award shall not be counted against the number of shares reserved under the Plan.

5.
Award Limits

  Incentive Stock Options.  Subject to adjustment under Section 16, 500,000 shares of common stock available for issuance under the Plan shall be available for issuance under incentive stock options.

6.
Effective Date, Duration and Amendments

  Term.  The Plan shall be effective as of the effective date, provided that it has been approved by the Company's stockholders. The Plan shall terminate automatically on the ten (10) year anniversary of the effective date and may be terminated on any earlier date as provided in this Section 6.

  Amendment and Termination of the Plan.  The Board may, at any time and from time-to-time, amend, suspend, or terminate the Plan as to any awards which have not been made. An amendment shall be contingent on approval of the Company's stockholders to the extent stated by the Board, required by applicable law or required by applicable stock exchange listing requirements. Notwithstanding the foregoing, any amendment to Section 6 shall be contingent upon the approval of the Company's stockholders. No awards shall be made after the termination date. The applicable terms of the Plan, and any terms and conditions

Page B-4	2019 PROXY STATEMENT

APPENDIX B
BAR HARBOR BANKSHARES
2019 EQUITY PLAN

  applicable to awards granted prior to the termination date shall survive the termination of the Plan and continue to apply to such awards. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, materially impair rights or obligations under any award then awarded.

7.
Award Eligibility and Limitations

  Service Providers.  Subject to this Section 7, awards may be made to any service provider, including any service provider who is an officer, non-employee director, consultant or advisor of the Company or of any affiliate, as the Board shall determine and designate from time-to-time in its discretion.

  Successive Awards.  An eligible person may receive more than one award, subject to such restrictions as are provided herein.

  Stand-Alone, Additional, Tandem, and Substitute Awards.  Awards may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other award or any award granted under another plan of the Company, any affiliate, or any business entity to be acquired by the Company or an affiliate, or any other right of a Grantee to receive payment from the Company or any affiliate. Such additional, tandem, and substitute or exchange awards may be granted at any time. If an award is granted in substitution or exchange for another award, the Board shall have the right to require the surrender of such other award in consideration for the grant of the new award. Subject to Section 7, the Board shall have the right, in its discretion, to make awards in substitution or exchange for any other award under another plan of the Company, any affiliate, or any business entity to be acquired by the Company or an affiliate. In addition, awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any affiliate, in which the value of stock subject to the award is equivalent in value to the cash compensation (for example, restricted stock units or restricted stock).

8.
Award Agreement

  Each award shall be evidenced by an award agreement, in such form or forms as the Board shall from time-to-time determine, consistent with the terms of the Plan. Without limiting the foregoing, an award agreement may be provided in the form of a notice which provides that acceptance of the award constitutes acceptance of all terms of the Plan and the notice. Award agreements granted from time-to-time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each award agreement evidencing an award of options shall specify whether such options are intended to be non-qualified stock options or incentive stock options, and in the absence of such specification such options shall be deemed non-qualified stock options.

9.
Terms and Conditions of Options

  Option Price.  The option price of each option shall be fixed by the Board and stated in the related award agreement. The option price of each option (except those that constitute substitute awards) shall be at least the fair market value on the grant date of a share of stock; provided, however, that in the event that a Grantee is a ten percent stockholder as of the grant date, the option price of an option granted to such Grantee that is intended to be an incentive stock option shall be not less than 110 percent of the fair market value of a share of stock on the grant date. In no case shall the option price of any option be less than the par value of a share of stock.

  Vesting.  Subject to Section 9 hereof, each option shall become exercisable at such times and under such conditions (including, without limitation, performance requirements) as shall be determined by the Board and stated in the award agreement.

  Term.  Each option shall terminate, and all rights to purchase shares of stock thereunder shall cease, upon the expiration of ten (10) years from the grant date, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the related award agreement; provided, however, that in the event that the Grantee is a ten percent stockholder, an option granted to such Grantee that is intended to be an incentive stock option at the grant date shall not be exercisable after the expiration of five (5) years from its grant date.

  Limitations on Exercise of Option.  Notwithstanding any other provision of the Plan, in no event may any option be exercised, in whole or in part, 1) prior to the date the Plan is approved by the stockholders of the Company as provided herein, or 2) after the occurrence of an event which results in termination of the option.

  Method of Exercise.  An option that is exercisable may be exercised by the Grantee's delivery of a notice of exercise to the Company, setting forth the number of shares of stock with respect to which the option is to be exercised, accompanied by full payment for the shares. To be effective, notice of exercise must be made in accordance with procedures established by the Company from time-to-time.

  Rights of Holders of Options.  Unless otherwise stated in the related award agreement, an individual holding or exercising an option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of stock or to direct the voting of the subject shares of stock) until the shares of stock covered thereby are fully paid and issued to her/him. Except as provided in Section 16 hereof or the related award agreement, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

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BAR HARBOR BANKSHARES
2019 EQUITY PLAN

  Delivery of Stock Certificates.  Promptly after the exercise of an option by a Grantee and the payment in full of the option price, such Grantee shall be entitled, subject to any transaction fees, as required, to the issuance of a stock certificate or certificates evidencing his or her ownership of the shares of stock subject to the option.

  Limitations on Incentive Stock Options.  An option shall constitute an incentive stock sption only 1) if the Grantee of such option is an employee of the Company or any subsidiary of the Company; 2) to the extent specifically provided in the related award agreement; and 3) to the extent that the aggregate fair market value (determined at the time the option is granted) of the shares of stock with respect to which all incentive stock options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee's employer and its affiliates) does not exceed $100,000. This limitation shall be applied by taking options into account in the order in which they were granted.

10.
Terms and Conditions of Stock Appreciation Rights

  Right to Payment.  A SAR shall confer on the Grantee a right to receive, upon exercise thereof, the excess of 1) the fair market value of one share of stock on the date of exercise over 2) the SAR exercise price, as determined by the Board. The award agreement for a SAR (except those that constitute substitute awards) shall specify the SAR exercise price, which shall be fixed on the grant date as not less than the fair market value of a share of stock on that date. SARs may be granted alone or in conjunction with all or part of an option or at any subsequent time during the term of such option or in conjunction with all or part of any other award. A SAR granted in tandem with an outstanding option following the grant date of such option shall have a grant price that is equal to the option price; provided, however, that the SAR's grant price may not be less than the fair market value of a share of stock on the grant date of the SAR to the extent required by Section 409A.

  Other Terms.  The Board shall determine at the grant date, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following Separation from Service or upon other conditions, the method of exercise, whether or not a SAR shall be in tandem or in combination with any other award, and any other terms and conditions of any SAR.

  Term of SARs.  The term of a SAR granted under the Plan shall be determined by the Board, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.

  Payment of SAR Amount.  Upon exercise of a SAR, a Grantee shall be entitled to receive payment from the

  Company (in cash or stock, as determined by the Board) in an amount determined by multiplying:

    1)    the difference between the fair market value of a share of stock on the date of exercise over the SAR exercise price; by

    2)    the number of shares of stock with respect to which the SAR is exercised

11.
Terms and Conditions of Restricted Stock and Restricted Stock Units

  Restrictions.  At the time of grant, the Board may, in its sole discretion, establish a period of time ("restricted period") and any additional restrictions including the satisfaction of corporate or individual performance objectives applicable to an award of restricted stock or restricted stock units in accordance with this Section 11. Each award of restricted stock or restricted stock units may be subject to a different restricted period and additional restrictions. Neither restricted stock nor restricted stock units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other applicable restrictions.

  Restricted Stock Certificates.  The Company shall issue stock, in the name of each Grantee to whom restricted stock has been granted, stock certificates or other evidence of ownership representing the total number of shares of restricted stock granted to the Grantee, as soon as reasonably practicable after the grant date. The Board may provide in an award agreement that either 1) the Secretary of the Company shall hold such certificates for the Grantee's benefit until such time as the restricted rtock is forfeited to the Company or the restrictions lapse, or 2) such certificates shall be delivered to the Grantee; provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed under the Plan and the award agreement.

  Rights of Holders of Restricted Stock.  Unless the Board otherwise provides in an award agreement and subject to this Section 11, holders of restricted stock shall have rights as stockholders of the Company, including voting and dividend rights.

  Rights of Holders of Restricted Stock Units.

  Settlement of Restricted Stock Units.  Restricted stock units may be settled in cash or stock, as determined by the Board and set forth in the award agreement. The award agreement shall also set forth whether the restricted rtock units shall be settled 1) within the time period specified for "short term deferrals" under Section 409A, or 2) otherwise within the requirements of Section 409A, in which case the award agreement shall specify upon which events such restricted stock units shall be settled.

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BAR HARBOR BANKSHARES
2019 EQUITY PLAN

  Voting and Dividend Rights.  Unless otherwise stated in the applicable award agreement and subject to this Section 11, holders of restricted stock units shall not have rights as stockholders of the Company, including no voting or dividend or dividend equivalents rights.

  Creditor's Rights.  A holder of restricted stock units shall have no rights other than those of a general creditor of the Company. Restricted stock units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable award agreement.

  Purchase of Restricted Stock.  The Grantee shall be required, to the extent required by applicable law, to purchase the restricted stock from the Company at a purchase price equal to the greater of 1) the aggregate par value of the shares of stock represented by such restricted stock, or 2) the purchase price, if any, specified in the related award agreement. If specified in the award agreement, the purchase price may be deemed paid by services already rendered. The purchase price shall be payable in a form described in Section 12 or, in the discretion of the Board, in consideration for past services rendered.

  Delivery of Stock.  Upon the expiration or termination of any restricted period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of restricted stock or restricted stock units settled in stock shall lapse, and, unless otherwise provided in the award agreement, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee's beneficiary or estate, as the case may be.

12.
Form of Payment for Options and Restricted Stock

  General Rule.  Payment of the option price for the shares purchased pursuant to the exercise of an option or the purchase price for restricted stock shall be made in cash or in cash equivalents acceptable to the Company, except as provided in this Section 12.

  Surrender of Stock.  To the extent the award agreement so provides, payment of the option price for shares purchased pursuant to the exercise of an option or the purchase price for restricted stock may be made all or in part through the tender to the Company of shares of stock, which shares shall be valued, for purposes of determining the extent to which the option price or purchase price for restricted stock has been paid thereby, at their fair market value on the date of exercise or surrender. Notwithstanding the foregoing, in the case of an incentive stock sption, the right to make payment in the form of already owned shares of stock may be authorized only at the time of grant.

  Cashless Exercise.  With respect to an option only (and not with respect to restricted stock), to the extent permitted by law and to the extent the award agreement so provides,

  payment of the option price may be made all or in part by delivery (on a form acceptable to the Company) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of stock and to deliver all or part of the sales proceeds to the Company in payment of the option price and any withholding taxes described in Section 17.

  Other Forms of Payment.  To the extent the award agreement so provides, payment of the option price or the purchase price for restricted stock may be made in any other form that is consistent with applicable laws, regulations and rules, including, but not limited to, the Company's withholding of shares of stock otherwise due to the exercising Grantee.

13.
Terms and Conditions of Performance Awards

  Performance Conditions.  The right of a Grantee to exercise or receive a grant or settlement of any award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions. Such awards are referred to as "performance awards."

  Performance Goals Generally.  The performance goals for performance awards shall consist of one or more business or other criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 13. The Committee may determine that such performance awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such performance awards. Performance goals may, in the discretion of the Committee, be established on a Company-wide basis, or with respect to one or more business units, divisions, subsidiaries or business segments, as applicable. Performance goals may be absolute or relative (to the performance of one or more comparable companies or indices). The Committee may determine the extent to which measurement of performance goals may exclude the impact of charges for restructuring, discontinued operations, extraordinary items, debt redemption or retirement, asset write downs, litigation or claim judgments or settlements, acquisitions or divestitures, foreign exchange gains and losses, and other unusual non-recurring items, and the cumulative effects of tax or accounting changes (each as defined by generally accepted accounting principles and as identified in the Company's financial statements or other SEC filings). Performance goals may differ for performance awards granted to any one Grantee or to different Grantees.

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APPENDIX B
BAR HARBOR BANKSHARES
2019 EQUITY PLAN

  Business Criteria.  For purposes of performance awards, the Committee may select any business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), including any of the following: 1) net earnings or net income; 2) operating earnings; 3) pretax earnings; 4) earnings per share; 5) share price, including growth measures and total shareholder return; 6) earnings before interest and taxes; 7) earnings before interest, taxes, depreciation, and/or amortization; 8) earnings before interest, taxes, depreciation, and/or amortization as adjusted to exclude any one or more of the following: (a) stock-based compensation expense, (b) income from discontinued operations, (c) gain on cancellation of debt, (d) debt extinguishment and related costs, (e) restructuring, separation, and/or integration charges and costs, (f) reorganization and/or recapitalization charges and costs, (g) impairment charges, (h) merger-related events, (i) gain or less related to investments, (j) sales and use tax settlement, and (k) gain on non-monetary transactions; 9) sales or revenue growth or targets, whether in general or by type of product, service, or customer; 10) gross or operating margins; 11) return measures, including return on assets, capital, investment, equity, sales, or revenue; 12) cash flow, including (a) operating cash flow, (b) free cash flow, defined as earnings before interest, taxes, depreciation, and/or amortization (as adjusted to exclude any one or more of the items that may be excluded pursuant to the performance measure specified in clause (8) above) less capital expenditures, (c) levered free cash flow, defined as free cash flow less interest expense, (d) cash flow return on equity, and (e) cash flow return on investment; 13) productivity ratios; 14) costs, reductions in cost, and cost control measures; 15) expense targets; 16) market or market segment share or penetration; 17) financial ratios as provided in credit agreements of the Company and its Affiliates; 18) working capital targets; 19) completion of acquisitions or divestitures of businesses, companies, or assets; and 20) any combination of the foregoing; provided, however, that such business criteria shall include any derivations of business criteria listed above (e.g., income shall include pre-tax income, net income, operating income, etc.).

14.
Other Stock-based Awards

  Grant of Other Stock-based Awards.  Other stock-based awards may be granted either alone or in addition to or in conjunction with other awards under the Plan. Other stock-based awards may be granted in lieu of other cash or other compensation to which a service provider is entitled from the Company or may be used in the settlement of amounts payable in shares of common stock under any other compensation plan or arrangement of the Company. Subject to the provisions of the Plan, the Committee shall have the sole and complete authority to determine the persons to whom and the time or times at which such awards shall be made, the number of shares of common stock to be granted pursuant to such awards, and all other conditions of such awards. Unless the Committee determines otherwise, any such award shall be confirmed by an award agreement, which shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of this Plan with respect to such award.

  Terms of Other Stock-based Awards.  Any common stock subject to awards made under this Section 14 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

15.
Requirements of Law

  General.  The Company shall not be required to sell or issue any shares of stock under any award if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of stock may be issued or sold to the Grantee or any other individual exercising an option pursuant to such award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the award. Specifically, in connection with the Securities Act, upon the exercise of any option or the delivery of any shares of stock underlying an award, unless a registration statement under such Act is in effect with respect to the shares of stock covered by such award, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an option or the issuance of shares of stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an option shall not be exercisable until the shares of stock covered by such option are registered or are exempt from registration, the exercise of such option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

Page B-8	2019 PROXY STATEMENT

APPENDIX B
BAR HARBOR BANKSHARES
2019 EQUITY PLAN

  Rule 16b-3.  During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that awards and the exercise of options granted to officers and directors hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board or Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board and shall not affect the validity of the Plan. If Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

16.
Effect of Changes in Capitalization

  Changes in Stock.  If 1) the number of outstanding shares of stock is increased or decreased or the shares of stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, or 2) there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by the Company, the number and kinds of shares for which grants of awards may be made under the Plan (including the per-Grantee maximums set forth in Section 3) shall be equitably adjusted by the Company; provided that any such adjustment shall comply with Section 409A. In addition, in the event of any such increase or decease in the number of outstanding shares or other transaction described in clause 2) above, the number and kind of shares for which awards are outstanding and the option price per share of outstanding options and SAR exercise price per share of outstanding SARs shall be equitably adjusted; provided that any such adjustment shall comply with Section 409A.

  Effect of Certain Transactions.  Except as otherwise provided in an award agreement and subject to the provisions of this Section 16, in the event of a corporate transaction, the Plan and the awards issued hereunder shall continue in effect in accordance with their respective terms, except that following a corporate transaction either 1) each outstanding award shall be treated as provided for in the agreement entered into in connection with the corporate transaction, or 2) if not so provided in such agreement, each Grantee shall be entitled to receive in respect of each share of common stock subject to any outstanding awards, upon exercise or payment or transfer in respect of any award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a share of common stock was entitled to receive in the corporate transaction in respect of a share of common stock; provided, however, that, unless otherwise determined by the Committee, such stock, securities, cash, property or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the awards prior to such corporate transaction. Without limiting the generality of the foregoing, the treatment of outstanding options and SARs pursuant to this Section 16 in connection with a corporate transaction in which the consideration paid or distributed to the Company's stockholders is not entirely shares of common stock of the acquiring or resulting corporation may include the cancellation of outstanding options and SARs upon consummation of the corporate transaction as long as, at the election of the Committee, 1) the holders of affected options and SARs have been given a period of at least fifteen days prior to the date of the consummation of the corporate transaction to exercise the options or SARs (to the extent otherwise exercisable), or 2) the holders of the affected options and SARs are paid (in cash or cash equivalents) in respect of each share covered by the option or SAR being canceled an amount equal to the excess, if any, of the per share price paid or distributed to stockholders in the corporate transaction (the value of any non-cash consideration to be determined by the Committee in its sole discretion) over the option price or SAR exercise price, as applicable. For avoidance of doubt, 1) the cancellation of options and SARs pursuant to clause 2) of the preceding sentence may be effected notwithstanding anything to the contrary contained in this Plan or any award agreement, and 2) if the amount determined pursuant to clause 2) of the preceding sentence is zero or less, the affected option or SAR may be cancelled without any payment therefore. The treatment of any award as provided in this Section 16 shall be conclusively presumed to be appropriate for purposes of Section 16.

  Change in Control.

  Consequences of a Change in Control.  For awards granted to non-employee directors, upon a change in control all outstanding awards that may be exercised shall become fully exercisable, all restrictions with respect to outstanding awards shall lapse and become vested and non-forfeitable, and any specified performance goals with respect to outstanding awards shall be deemed to be satisfied at target.

  For awards granted to any other service providers, either of the following provisions shall apply, depending on whether, and the extent to which, awards are assumed, converted or replaced by the resulting entity in a change in control:

      1)  To the extent such awards are not assumed, converted or replaced by the resulting entity in the change in control, then upon the change in control such outstanding awards that may be exercised shall become fully exercisable, all restrictions with respect to such outstanding awards, other than for performance awards, shall lapse and become vested and non-forfeitable, and for any outstanding performance awards the target payout opportunities attainable

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APPENDIX B
BAR HARBOR BANKSHARES
2019 EQUITY PLAN

    under such awards shall be deemed to have been fully earned as of the change in control based upon the greater of: 1) an assumed achievement of all relevant performance goals at the "target" level, or 2) the actual level of achievement of all relevant performance goals against target as of the Company's fiscal quarter end preceding the change in control.

      2)  To the extent such awards are assumed, converted or replaced by the resulting entity in the change in control, if, within one year after the date of the change in control, the service provider has a Separation from Service either 1) by the Company other than for "cause" or 2) by the service provider for "good reason" (each as defined in the applicable award agreement), then such outstanding awards that may be exercised shall become fully exercisable, all restrictions with respect to such outstanding awards, other than for performance awards, shall lapse and become vested and non-forfeitable, and for any outstanding performance awards the target payout opportunities attainable under such awards shall be deemed to have been fully earned as of the Separation from Service based upon the greater of: 1) an assumed achievement of all relevant performance goals at the "target" level, or 2) the actual level of achievement of all relevant performance goals against target as of the Company's fiscal quarter end preceding the change in control.

  Change in Control Defined.  Except as may otherwise be defined in an award agreement, a "change in control" shall mean the occurrence of any of the following events:

      1)  any person, including a group, as such term is used in Section 13(d) of the Exchange Act, becomes the beneficial owner, directly or indirectly, of securities of the Company or the Bank representing more than fifty percent (50%) of the combined voting power of the Company's or the Bank's then outstanding securities, other than as a result of an issuance of securities initiated by the Company or the Bank in the ordinary course of its business

      2)  the Incumbent Board members cease for any reason to constitute at least a majority of the Board; provided, however, that any individual who becomes a member of the Board subsequent to the effective date and whose election, or whose nomination for election by the Company's stockholders, to the Board was either 1) approved by a vote of at least a majority of Incumbent Board members, or 2) recommended by a corporate governance committee comprised entirely of Incumbent Board members shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest, other actual or threatened solicitation of proxies or consents or an actual or threatened tender offer

      3)  the Company or the Bank is party to a business combination that is consummated unless, following consummation of the business combination, more than fifty percent (50%) of the outstanding voting securities of the resulting entity are beneficially owned, directly or indirectly, by the holders of the Company's or the Bank's outstanding voting securities immediately prior to the business combination in substantially the same proportions as those existing immediately prior to the business combination

      4)  the stockholders of the Company or the Bank approve a plan of complete liquidation of the Company or the Bank or an agreement for the sale or disposition by the Company or the Bank of all or substantially all of the Company's or the Bank's assets to another person or entity that is not a wholly-owned subsidiary of the Company or the Bank

Notwithstanding the foregoing, if it is determined that an award hereunder is subject to the requirements of Section 409A and payable upon a change in control, the Company will not be deemed to have undergone a change in control unless the Company is deemed to have undergone a "change in control event" pursuant to the definition of such term in Section 409A.

  Adjustments.  Adjustments under this Section 16 related to shares of stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

17.
No Limitations on Company

The making of awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

18.
Terms Applicable Generally to Awards Granted Under the Plan

  Disclaimer of Rights.  No provision in the Plan or in any award agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable award agreement, no award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a service provider. The obligation of the Company to pay any

Page B-10	2019 PROXY STATEMENT

APPENDIX B
BAR HARBOR BANKSHARES
2019 EQUITY PLAN

  benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third-party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

  Nonexclusivity of the Plan.  Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals), including, without limitation, the granting of stock options as the Board in its discretion determines desirable.

  Withholding Taxes.  The Company or an affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld 1) with respect to the vesting of or other lapse of restrictions applicable to an award, 2) upon the issuance of any shares of stock upon the exercise of an option or SAR, or 3) otherwise due in connection with an award. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the affiliate, as the case may be, any amount that the Company or the affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the affiliate, which may be withheld by the Company or the affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, or the Company may require such obligations (up to maximum statutory rates) to be satisfied, in whole or in part, 1) by causing the Company or the affiliate to withhold the number of shares of stock otherwise issuable to the Grantee as may be necessary to satisfy such withholding obligation, or 2) by delivering to the Company or the affiliate shares of stock already owned by the Grantee. The shares of stock delivered or withheld shall have an aggregate fair market value equal to such withholding obligations (up to maximum statutory rates). The fair market value of the shares of stock used to satisfy such withholding obligation shall be determined by the Company or the affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 18 may satisfy his or her withholding obligation only with shares of stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

  Captions.  The use of captions in this Plan or any award agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or any award agreement.

  Other Provisions.  Each award agreement may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion. In the event of any conflict between the terms of an employment agreement and the Plan, the terms of the employment agreement govern.

  Number and Gender.  With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

  Severability.  If any provision of the Plan or any award agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

  Governing Law.  The Plan shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of law, and applicable Federal law.

  Section 409A.  The Plan is intended to comply with Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to comply therewith. Any payments described in the Plan that are due within the "short-term deferral period" as defined in Section 409A shall not be treated as deferred compensation unless applicable laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Grantee's Separation from Service shall instead be paid on the first payroll date after the six-month anniversary of the Grantee's Separation from Service (or the Grantee's death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Grantee under Section 409A and neither the Company nor the Committee will have any liability to any Grantee for such tax or penalty.

  Separation from Service.  The Board shall determine the effect of a Separation from Service upon awards, and such effect shall be set forth in the appropriate award agreement. Without limiting the foregoing, the Board may provide in the award agreements at the time of grant, or any time thereafter with the conseangent of the Grantee, the actions that will be taken upon the occurrence of a Separation from Service, including, but not limited to, accelerated vesting or termination, depending upon the circumstances surrounding the Separation from Service.

  Transferability of Awards.

  Transfers in General.  Except as provided in Section 18, no award shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution, and, during the lifetime of the Grantee, only

2019 PROXY STATEMENT	Page B-11

APPENDIX B
BAR HARBOR BANKSHARES
2019 EQUITY PLAN

  the Grantee personally (or the Grantee's personal representative) may exercise rights under the Plan.

  Family Transfers.  If authorized in the applicable award agreement, a Grantee may transfer, not for value, all or part of an Award (other than incentive stock options) to any family member. For the purpose of this Section 18, a "not for value" transfer is a transfer which is 1) a gift, 2) a transfer under a domestic relations order in settlement of marital property rights; or 3) a transfer to an entity in which more than fifty percent of the voting interests are owned by family members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 18, any such award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred awards are prohibited except to family members of the original Grantee in accordance with this Section 18 or by will or the laws of descent and distribution.

  Dividends and Dividend Equivalent Rights.  If specified in the award agreement, the recipient of an award (other than options or SARs) may be entitled to receive dividends or dividend equivalents with respect to the common stock or other securities covered by an award. The terms and conditions of a dividend equivalent right may be set forth in the award agreement. Dividend equivalents credited to a Grantee may be reinvested in additional shares of stock or other securities of the Company at a price per unit equal to the fair market value of a share of stock on the date that such dividend was paid to stockholders, as determined in the sole discretion of the Committee. Notwithstanding any provision herein to the contrary, in no event will dividends or dividend equivalents vest or otherwise be paid out prior to the time that the underlying award (or portion thereof) has vested and, accordingly, will be subject to cancellation and forfeiture if such award does not vest (including both time-based and performance-based awards).

The Plan was adopted by the Board of Directors on April 9, 2019 and was approved by the stockholders of the Company on May 21, 2019.

Page B-12	2019 PROXY STATEMENT

VIEW MATERIALS & VOTE w SCAN TO BROADRIDGE FINANCIAL SOLUTIONS, INC. 51 MERCEDES WAY EDGEWOOD, NY 11717 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 16, 2019 for shares held in a Plan. Follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 16, 2019 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E76552-P22670 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. BAR HARBOR BANKSHARES The Board of Directors recommends you vote FOR the following: 1. ELECTION OF THE FOLLOWING NOMINEES AS DIRECTORS: Nominees: For Against Withhold The Board of Directors recommends you vote FOR proposals 2, 3 and 4. ! ! ! ! ! ! ! ! ! ! ! ! Yes ! ! ! ! ! ! ! ! ! ! ! ! ! No ! ! ! ! ! ! ! ! ! ! ! ! ! For Against Abstain 1a. Daina H. Belair ! ! ! ! ! ! 1b. Matthew L. Caras 2. APPROVAL OF THE BAR HARBOR BANKSHARES 2019 EQUITY PLAN 1c. David M. Colter 3. RATIFICATION OF THE APPOINTMENT OF RSM US LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2019 1d. Steven H. Dimick 4. APPROVAL OF NON-BINDING, ADVISORY RESOLUTION ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS ! ! ! 1e. Martha T. Dudman 1f. Lauri E. Fernald NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 1g. Brendan O’Halloran 1h. Curtis C. Simard 1i. Kenneth E. Smith 1j. Stephen R. Theroux 1k. Scott G. Toothaker ! For address changes and/or comments, please check this box and write them on the back where indicated. 1l. David B. Woodside Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. HOUSEHOLDING ELECTION - please indicate if you consent to receive certain future investor communications in a single package per household. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement, Form 10-K, Annual Report and RSVP Card are available at www.proxyvote.com. E76553-P22670 Bar Harbor Bankshares Annual Meeting of Shareholders May 21, 2019 11:00 AM, EDT This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Martha T. Dudman, Kenneth E. Smith and David B. Woodside, or any of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Bar Harbor Bankshares that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 11:00 AM, EDT on May 21, 2019, at the Bar Harbor Club at 111 West Street in Bar Harbor, Maine, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side Address Changes/Comments: